UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08039

Third Avenue Trust
(Exact name of registrant as specified in charter)

622 Third Avenue, 32nd Floor, New York, NY	10017
(Address of principal executive offices)	(Zip code)

W. James Hall III, General Counsel, 622 Third Avenue, New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-443-1021

Date of fiscal year end: October 31, 2009

Date of reporting period: October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

THIRD AVENUE VALUE FUND

THIRD AVENUE SMALL-CAP VALUE FUND

THIRD AVENUE REAL ESTATE VALUE FUND

THIRD AVENUE INTERNATIONAL VALUE FUND

THIRD AVENUE FOCUSED CREDIT FUND

ANNUAL REPORT

October 31, 2009

Third Avenue Trust
Third Avenue Value Fund
Portfolio Management Discussion – October 31, 2009
(Unaudited)

At October 31, 2009, the audited net asset value attributable to each of the 127,537,907 common shares outstanding of the Third Avenue Value Fund was $44.60 per share. This compares with an audited net asset value at October 31, 2008 of $34.98 per share, adjusted for a subsequent distribution to shareholders.

		Average Annual Returns for the periods ended October 31, 2009

	One Year ended 10/31/09	Three Year	Five Year	Ten Year	Since Inception (11/1/90)

Third Avenue Value Fund	27.59%	(6.64%)	2.60%	7.15%	12.64%
Russell 2500 Index	13.26%	(7.14%)	1.61%	5.42%	11.44%
S&P 500 Index	9.80%	(7.02%)	0.33%	(0.95%)	8.55%

The Third Avenue Value Fund (“the Fund”) seeks to achieve long-term capital appreciation and does not attempt to track any benchmark. However, various comparative indices are included above for illustrative purposes, both for the most recent year and over longer periods. During the year ended October 31, 2009, the Fund, which was up 27.59%, outperformed both indices.

After a very challenging 2008, global markets rebounded strongly in 2009 on improved investor sentiment and optimism about the much-awaited economic recovery. The Fund posted positive absolute performance during the fiscal year, driven by rebounds in share prices across a wide range of geographic regions, industries, and companies. Our rigorous attention to creditworthiness and balance sheet strength enabled us to largely avoid permanent impairment during the downturn, and enjoy meaningful appreciation as the market rebounded.

In terms of absolute performance, the Fund benefited from a strong rebound in its Hong Kong holdings with real estate components, including Henderson Land Development, Cheung Kong Holdings, Wharf and Wheelock & Co. These blue chip companies, which have a significant presence in mainland China, are very well capitalized and continue to operate profitably due to high occupancy rates and rising rental income. We believe they are well-positioned to reap further benefits from the attractive growth dynamics in the region, which should help their net asset values grow by double digits compounded over the longer term.

Korean steel maker POSCO was also a top contributor during the trailing 12 month period. The company has remained profitable and continues to generate free cash flow, even in an environment where most steel companies, globally, have continued to lose money, and in some cases have been forced to raise equity.

The primary detractors to performance during the fiscal year ended October 31, 2009 were our investments in mono-line insurers MBIA and Ambac. In both cases, losses related to their insured portfolios of residential mortgage-backed securities were considerably greater than we expected.

1

Third Avenue Trust
Third Avenue Value Fund
Portfolio Management Discussion (continued)
(Unaudited)

While the market environment in fiscal 2009 was quite volatile, we maintained a steady focus on well-capitalized companies, with competent management teams and strong long-term growth prospects. We seek to limit potential investment risk by purchasing the securities of sound companies at a significant discount to our conservative estimate of net asset value. As such, we believe the Fund remains well positioned for the long run regardless of the macro environment.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2009, AND ARE SUBJECT TO CHANGE.

Third Avenue Value Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Please read the prospectus carefully before you send money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor.

If you should have any questions, or for updated information or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks. The Russell 2500 Index measures the performance of small to mid-sized companies. The S&P 500 Index and the Russell 2500 Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

2

Third Avenue Trust
Third Avenue Value Fund
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE FUND (TAVFX),
THE RUSSELL 2500 INDEX AND THE STANDARD & POOR’S 500 INDEX (S&P 500 INDEX)
FOR THE TEN YEARS ENDED OCTOBER 31, 2009

Average Annual Total Return

1 Year	3 Years	5 Years	10 Years
27.59%	(6.64%)	2.60%	7.15%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3

Third Avenue Trust
Third Avenue Value Fund
Industry Diversification

The summary of the Fund’s investments as of October 31, 2009 is as follows:
(Unaudited)

The accompanying notes are an integral part of the financial statements.

4

Third Avenue Trust
Third Avenue Value Fund
Portfolio of Investments
at October 31, 2009

Principal Amount ($)	Issues	Value (Note 1)

Corporate Debt Instruments - 4.60%

	Consumer Products - 0.26%
16,004,748	Home Products International, Inc., 2nd Lien, Convertible, PIK, 6.000%, due 3/20/17 (b)	$14,647,545

	Financial Insurance - 2.83%
362,167,000	MBIA Insurance Corp., 14.000%, due 1/15/33 (d) (h)	161,164,315

	Financial Services - 0.44%
38,250,000	CIT Group, Inc., 4.750%, due 12/15/10*	24,973,999

	Home Development - 0.33%
	Standard Pacific Corp.:
10,800,000	6.250%, due 4/1/14	9,558,000
10,415,000	7.000%, due 8/15/15	9,217,275

		18,775,275

	Telecommunications - 0.34%
	Nortel Networks (Canada)*:
13,500,000	0.000%, due 7/15/11	7,728,750
13,750,000	2.125%, due 4/15/14	7,682,813
6,750,000	10.750%, due 7/15/16	3,898,125

		19,309,688

	U.S. Real Estate Operating Companies - 0.40%
	Forest City Enterprises, Inc.:
20,778,000	7.625%, due 6/1/15	17,869,080
5,826,000	6.500%, due 2/1/17	4,689,930

		22,559,010

	Total Corporate Debt Instruments (Cost $388,037,709)	261,429,832

Shares	Issues	Value (Note 1)

Preferred Stocks - 0.00%#

	Auto Supply - 0.00%
759,866	ISE Corp. Series B (a) (b) (c)	$—
977,469	ISE Corp. Series C (a) (b)	—

		—

	Financial Insurance - 0.00%
6,045,667	CGA Group, Ltd. Series C (Bermuda) (a) (b)	—

	Insurance & Reinsurance - 0.00%#
4,775	Ecclesiastical Insurance, 8.625% (United Kingdom)	8,814
1,022,245	RS Holdings Corp., Convertible, Class A (a) (b) (c)	271,577

		280,391

	Total Preferred Stocks (Cost $14,103,694)	280,391

Common Stocks - 85.94%

	Annuities & Mutual Fund
	Management & Sales - 2.58%
5,500,000	Bank of New York Mellon Corp. (The)	146,630,000

	Auto Supply - 0.00%
217,210	ISE Corp. (a) (b) (c)	—

	Automotive - 8.85%
18,576,400	Toyota Industries Corp. (Japan) (c)	503,129,641

	Consumer Products - 0.00%#
526,368	Home Products International, Inc. (a) (b) (c)	26,318

	Depository Institutions - 0.69%
218,500	Carver Bancorp, Inc. (c)	1,518,575
19,438,450	Chong Hing Bank, Ltd. (Hong Kong)	37,704,325

		39,222,900

The accompanying notes are an integral part of the financial statements.

5

Third Avenue Trust
Third Avenue Value Fund
Portfolio of Investments (continued)
at October 31, 2009

Shares	Issues	Value (Note 1)

Common Stocks (continued)

	Diversified Operations - 8.28%
10,000,000	Brookfield Asset Management, Inc., Class A (Canada)	$209,000,000
48,526,822	Wharf (Holdings), Ltd. (The) (Hong Kong)	262,196,063

		471,196,063

	Electronics Components - 0.67%
3,346,783	AVX Corp.	37,885,584

	Financial Insurance - 0.90%
25,707,362	Ambac Financial Group, Inc. (a) (c)	29,563,466
37	Manifold Capital Holdings, Inc. (a) (b) (c) (f)	38,067
5,266,460	MBIA, Inc. (a)	21,381,828

		50,983,361

	Holding Companies - 23.12%
83,370	Capital Southwest Corp.	6,191,056
53,819,000	Cheung Kong Holdings, Ltd. (Hong Kong)	683,032,830
3,951,800	Guoco Group, Ltd. (Hong Kong)[1]	44,325,942
10,665,000	Investor AB, Class A (Sweden)	183,166,754
2,200,000	Jardine Matheson Holdings, Ltd. (Hong Kong)[1]	65,956,000
359,250	Pargesa Holding SA (Switzerland)	28,756,388
3,317,350	RHJ International (Belgium) (a)	24,151,207
87,069,500	Wheelock & Co., Ltd. (Hong Kong)	279,733,412

		1,315,313,589

	Home Development - 0.57%
1,000,000	MDC Holdings, Inc.	32,620,000

	Industrial & Agricultural Equipment - 0.15%
360,100	Mestek, Inc. (a)	2,790,775
360,100	Omega Flex, Inc.	5,599,555

		8,390,330

Shares	Issues	Value (Note 1)

	Insurance & Reinsurance - 0.01%
127,500	Olympus Re Holdings, Ltd. (Bermuda) (a) (b)	$476,850
32,089	RS Holdings Corp., Class A (a) (b)	8,525

		485,375

	Manufactured Housing - 0.62%
500	Fleetwood Homes, Inc. (a) (b) (c)	35,000,000

	Mutual Holding Companies - 0.25%
637,122	Brooklyn Federal Bancorp, Inc.	7,632,722
50,920	Colonial Bankshares, Inc. (a)	369,170
490,036	FedFirst Financial Corp. (a) (c)	1,778,831
205,511	Gouverneur Bancorp, Inc. (c)	1,582,435
274,157	Home Federal Bancorp, Inc. (c)	2,254,941
242,800	SFSB, Inc. (a) (c)	801,240

		14,419,339

	Non-U.S. Real Estate Operating Companies - 19.03%
24,220,000	Hang Lung Group, Ltd. (Hong Kong)	121,407,611
30,534,000	Hang Lung Properties, Ltd. (Hong Kong)	115,393,219
119,598,738	Henderson Land Development Co., Ltd. (Hong Kong) (c)	845,525,980

		1,082,326,810

	Oil & Gas Production & Services - 6.19%
2,000,630	Cimarex Energy Co.	78,344,671
776,800	EnCana Corp. (Canada)	43,026,952
11,090,000	Nabors Industries, Ltd. (Bermuda) (a)	231,004,700

		352,376,323

	Steel & Specialty Steel - 6.28%
3,500,000	POSCO, ADR (South Korea)	357,420,000

	Telecommunications - 1.28%
15,017,952	Sycamore Networks, Inc. (a) (c)	42,801,163
5,008,450	Tellabs, Inc. (a)	30,150,869

		72,952,032

The accompanying notes are an integral part of the financial statements.

6

Third Avenue Trust
Third Avenue Value Fund
Portfolio of Investments (continued)
at October 31, 2009

Shares	Issues	Value (Note 1)

Common Stocks (continued)

	U.S. Real Estate
	Operating Companies - 3.81%
18,975,821	FNC Realty Corp. (a) (b) (c)	$7,077,981
13,764,203	Forest City Enterprises, Inc., Class A (a) (c)	120,023,850
22,500	Forest City Enterprises, Inc., Class B (a)	198,225
3,420,106	Tejon Ranch Co. (a) (c)	89,127,962

		216,428,018

	Utilities, Utility Service
	Companies & Waste
	Management - 2.66%
8,816,889	Covanta Holding Corp. (a) (c)	151,474,153

	Total Common Stocks
	(Cost $4,351,607,320)	4,888,279,836

Investment Amount ($) or Partnership Units

Limited Partnerships - 0.10%

	Infrastructure - 0.10%
400,000	Brookfield Infrastructure
	Partners L.P.[2]	5,800,000

	Insurance & Reinsurance - 0.00%#
1,805,000	Insurance Partners II Equity
	Fund, L.P. (a) (b)	234,146

	Total Limited Partnerships
	(Cost $8,007,814)	6,034,146

Principal Amount ($)	Issues	Value (Note 1)

Short Term Investments - 9.10%

	Repurchase Agreement - 5.58%
317,584,740	JPMorgan Securities, Inc., 0.01%,
	dated 10/30/09,
	due 11/2/09 (e)	$317,584,740

	U.S. Government
	Obligations - 3.52%
200,000,000	U.S. Treasury Bill, 0.15%‡,
	due 1/28/10 (g)	199,975,800

	Total Short Term Investments
	(Cost $517,509,206)	517,560,540

	Total Investment
	Portfolio - 99.74%
	(Cost $5,279,265,743)	5,673,584,745
	Other Assets less
	Liabilities - 0.26%	14,691,292

	NET ASSETS - 100.00%
	(Applicable to 127,537,907
	shares outstanding)	$5,688,276,037

Notes:
ADR: American Depository Receipt.
PIK: Payment-in-kind.
(a)	Non-income producing security.
(b)	Fair-valued security.
(c)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Repurchase agreement collateralized by U.S. Treasury Bill, par value $327,610,000, due 8/26/10, value $326,797,527.
(f)	Security is subject to restrictions on resale.
(g)	A portion of this security is segregated for future fund commitments.
(h)	Variable rate security.

The accompanying notes are an integral part of the financial statements.

7

Third Avenue Trust
Third Avenue Value Fund
Portfolio of Investments (continued)
at October 31, 2009

*	Issuer in default.
#	Amount represents less than 0.01% of total net assets.
‡	Annualized yield at date of purchase.
[1]	Incorporated in Bermuda.
[2]	Bermuda exempted limited partnership.

The aggregate cost for federal income tax purposes is $5,444,589,247.
The aggregate gross unrealized appreciation for federal income tax purposes is $1,167,966,973.
The aggregate gross unrealized depreciation for federal income tax purposes is $(938,971,475).

Country Concentration

% of Net Assets

Hong Kong	43.16%
United States*	28.46
Japan	8.85
South Korea	6.28
Canada	4.77
Bermuda	4.07
Sweden	3.22
Switzerland	0.51
Belgium	0.42
United Kingdom	0.00 #

Total	99.74%

* Includes cash equivalents.

The accompanying notes are an integral part of the financial statements.

8

Third Avenue Trust
Third Avenue Value Fund
Statement of Assets and Liabilities
October 31, 2009

Assets:
Investments at value (Notes 1 and 4):
Unaffiliated issuers (cost of $3,132,094,334)	$3,524,003,825
Affiliated issuers (cost of $1,829,586,669)	1,831,996,180
Repurchase agreement (cost of $317,584,740)	317,584,740

Total investments (cost of $5,279,265,743)	5,673,584,745
Dividends and interest receivable	25,019,786
Receivable for fund shares sold	6,628,149
Other receivables	106,939
Receivable for securities sold	43,194
Other assets	175,934

Total assets	5,705,558,747

Liabilities:
Payable for fund shares redeemed	7,465,542
Payable to investment adviser (Note 3)	4,462,204
Payable for securities purchased	2,872,643
Accounts payable and accrued expenses	1,484,819
Payable for other shareholder servicing fees (Note 3)	964,079
Payable to trustees and officers	33,423

Total liabilities	17,282,710

Net assets	$5,688,276,037

Summary of net assets:
Capital stock, unlimited shares authorized, $0.001 par value, 127,537,907 shares outstanding	$6,061,795,672
Accumulated distributions in excess of net investment income	(47,893,159)
Accumulated net realized losses from investments and foreign currency transactions	(719,983,790)
Net unrealized appreciation of investments and translation of foreign currency denominated assets and liabilities	394,357,314

Net assets applicable to capital shares outstanding	$5,688,276,037

Net asset value, offering and redemption price per share	$44.60

The accompanying notes are an integral part of the financial statements.

9

Third Avenue Trust
Third Avenue Value Fund
Statement of Operations
For the Year Ended October 31, 2009

Investment Income:
Interest	$89,075,275
Dividends - unaffiliated issuers (net of foreign withholding tax of $3,020,813)	54,124,610
Dividends - affiliated issuers (net of foreign withholding tax of $276,330) (Note 4)	20,945,942
Other income	246,824

Total investment income	164,392,651

Expenses:
Investment advisory fees (Note 3)	43,499,659
Other shareholder servicing fees (Note 3)	6,802,900
Transfer agent fees	1,512,655
Reports to shareholders	1,338,514
Legal fees	1,049,408
Custodian fees	819,185
Trustees’ and officers’ fees and expenses	481,711
Administration fees (Note 3)	302,035
Accounting fees	215,011
Auditing and tax consulting fees	170,229
Insurance expenses	131,488
Registration and filing fees	63,548
Interest expense	9,182
Miscellaneous expenses	75,978

Total expenses	56,471,503

Net investment income	107,921,148

Realized and unrealized gain (loss) on investments and foreign currency transactions:
Net realized loss on investments - unaffiliated issuers	(289,921,506)
Net realized loss on investments - affiliated issuers	(428,960,325)
Net realized loss on foreign currency transactions	(45,275,294)
Net change in unrealized appreciation/depreciation on investments	1,793,540,948
Net change in unrealized appreciation/depreciation on translation of other assets and liabilities denominated in foreign currency	(237,486)

Net gain on investments and foreign currency transactions	1,029,146,337

Net increase in net assets resulting from operations	$1,137,067,485

The accompanying notes are an integral part of the financial statements.

10

Third Avenue Trust
Third Avenue Value Fund
Statement of Changes in Net Assets

	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008

Operations:
Net investment income	$107,921,148	$178,357,426
Net realized gain (loss) on investments - unaffiliated issuers	(289,921,506)	310,169,640
Net realized loss on investments - affiliated issuers	(428,960,325)	(229,713,601)
Net realized loss on foreign currency transactions	(45,275,294)	(57,212,097)
Net change in unrealized appreciation/depreciation on investments	1,793,540,948	(5,519,047,090)
Net change in unrealized appreciation/depreciation on translation of other assets and liabilities denominated in foreign currency	(237,486)	(157,672)

Net increase (decrease) in net assets resulting from operations	1,137,067,485	(5,317,603,394)

Distributions:
Dividends to shareholders from net investment income	(25,756,932)	(290,328,131)
Distributions to shareholders from net realized gains	(258,681)	(81,601,076)

Decrease in net assets from distributions	(26,015,613)	(371,929,207)

Capital Share Transactions:
Proceeds from sale of shares	978,356,613	1,985,873,317
Net asset value of shares issued in reinvestment of dividends and distributions	23,455,860	335,108,496
Redemption fees	249,943	418,100
Cost of shares redeemed	(1,797,132,703)	(3,384,520,600)

Net decrease in net assets resulting from capital share transactions	(795,070,287)	(1,063,120,687)

Net increase (decrease) in net assets	315,981,585	(6,752,653,288)
Net assets at beginning of year	5,372,294,452	12,124,947,740

Net assets at end of year	$5,688,276,037	$5,372,294,452

The accompanying notes are an integral part of the financial statements.

11

Third Avenue Trust
Third Avenue Value Fund
Financial Highlights

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended October 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$35.16	$68.04	$60.29	$58.62	$48.16

Income (loss) from investment operations:
Net investment income	0.81 @	1.01 @	1.52	2.40	0.60
Net gain (loss) on investment transactions (both realized and unrealized)	8.81 [1]	(31.80)[1]	9.57 [1]	4.76 [1]	10.64 [1]

Total from investment operations	9.62	(30.79)	11.09	7.16	11.24

Less distributions:
Dividends from net investment income	(0.18)	(1.63)	(3.24)	(1.61)	(0.78)
Distributions from realized gains	(0.00)*	(0.46)	(0.10)	(3.88)	—

Total distributions	(0.18)	(2.09)	(3.34)	(5.49)	(0.78)

Net asset value, end of year	$44.60	$35.16	$68.04	$60.29	$58.62

Total return	27.59%	(46.52%)	19.25%	13.08%	23.55%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$5,688,276	$5,372,294	$12,124,948	$9,275,574	$6,369,236
Ratio of expenses to average net assets	1.17%	1.11%	1.08%	1.08%	1.10%
Ratio of net investment income to average net assets	2.23%	1.89%	1.32%	2.83%	0.77%
Portfolio turnover rate	5%	17%	5%	7%	16%

[1]	Includes redemption fees of less than $0.01 per share.
@	Calculated based on the average number of shares outstanding during the period.
*	Amount is less than $0.01.

The accompanying notes are an integral part of the financial statements.

12

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio Management Discussion – October 31, 2009
(Unaudited)

At October 31, 2009, the audited net asset value attributable to each of the 70,945,994 common shares outstanding of the Third Avenue Small-Cap Value Fund was $17.17 per share. This compares with an audited net asset value at October 31, 2008 of $15.80 per share, adjusted for a subsequent distribution to shareholders.

		Average Annual Returns for the periods ended October 31, 2009

	One Year ended 10/31/09	Three Year	Five Year	Ten Year	Since Inception (4/1/97)

Third Avenue Small-Cap Value Fund	9.34%	(7.20%)	0.88%	8.00%	7.48%
Russell 2000 Index	6.46%	(8.51%)	0.59%	4.11%	5.35%
Russell 2000 Value Index	1.96%	(10.26%)	0.08%	7.53%	7.17%
S&P Small Cap 600 Index	5.56%	(7.34%)	1.26%	6.48%	7.38%

The Third Avenue Small-Cap Value Fund (“the Fund”) seeks to achieve long-term capital appreciation and does not attempt to track any benchmark. However, various comparative indices are included above for illustrative purposes, both for the most recent year and over longer periods. During this fiscal year ended October 31, 2009, the Fund, which was up 9.34%, outperformed the three indices listed above. We are pleased with the business performance of the vast majority of our holdings, as their financial strength has enabled us to largely avoid permanent impairments during the downturn.

During the 12 month period, the Fund utilized its flexible mandate to take advantage of the dislocation in the credit markets by selectively acquiring distressed debt with a bias toward the senior most obligation of an issuer. The Fund’s debt positions were among the top contributors to performance during the trailing 12 month period.

Another top contributor to performance was Germany-based chemical company Lanxess AG. We attribute the appreciation of its stock to management execution, in response to a challenging economic environment, and better recognition of underlying asset values. Management has capitalized on the company’s strong financial position to opportunistically add attractive assets in India and China, while continuing to reduce the company’s overall cost structure.

Ackermans & van Haaren, a Belgian business development and investment holding company with business interests around the world, was also among the Fund’s top contributors in the trailing 12 month period. With a strong financial position and ample liquidity, the company and its portfolio of businesses have weathered the credit crisis well. Dredging, a core business for the company, has maintained a sizable backlog and pipeline of prospective projects. Banking and asset management have benefited from a high quality loan book and turmoil at less well-financed peers, while the company’s real estate businesses have generally maintained good occupancy, rental yields, and modest use of debt. Private equity investments, where the use of financial leverage is often less than larger players in the space, have not been immune to the impacts of the credit crisis, but they should be well positioned as economies improve.

13

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio Management Discussion (continued)
(Unaudited)

Key detractors to performance during the fiscal year included some of the Fund’s Japanese holdings, including Parco and Sapporo. Parco is an owner and operator of department stores within urban centers in Japan, while Sapporo is a holding company with a large brewery and beverage operation, as well as a real estate business. While the businesses have been fairly stable, the share prices do not seem to reflect the progress that the companies have made, the relative stability of the businesses, their respective strong financial conditions and the potential for resource conversions.

We remain opportunistic in our investment strategy and pursue a disciplined, value-oriented approach in selecting strongly capitalized and well-managed companies trading at a significant discount to our conservative estimates of net asset value. Moreover, we believe our portfolio holdings are well positioned and will continue to take advantage of opportunities going forward.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2009, AND ARE SUBJECT TO CHANGE.

Small-cap companies carry additional risks because their share prices may be more volatile, and their securities less liquid than larger, more established companies. Such investments may increase the risk of greater price fluctuations. These and other risks are described more fully in the Fund’s prospectus.

Third Avenue Small-Cap Value Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Please read the prospectus carefully before you send money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor.

If you should have any questions, or for updated information or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

14

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio Management Discussion (continued)
(Unaudited)

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of small companies. The S&P Small Cap 600 Index is a small cap index that covers approximately 3% of the U.S. equities market and is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. The Russell 2000 Value Index, the Russell 2000 Index, and the S&P Small Cap 600 Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

15

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE SMALL-CAP VALUE FUND (TASCX),
THE RUSSELL 2000 INDEX, THE RUSSELL 2000 VALUE INDEX AND THE S&P Small Cap 600 INDEX
FOR THE TEN YEARS ENDED OCTOBER 31, 2009

Average Annual Total Return

1 Year	3 Years	5 Years	10 Years
9.34%	(7.20%)	0.88%	8.00%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

16

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Industry Diversification

The summary of the Fund’s investments as of October 31, 2009 is as follows:
(Unaudited)

The accompanying notes are an integral part of the financial statements.

17

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio of Investments
at October 31, 2009

Principal Amount ($)	Issues	Value (Note 1)

Corporate Debt Instruments - 4.66%

	Building & Construction - 0.62%
8,000,000	Ply Gem Industries, Inc., 11.750%,
	due 6/15/13	$7,540,000

	Financial Insurance - 1.40%
38,500,000	MBIA Insurance Corp., 14.000%,
	due 1/15/33 (f) (g)	17,132,500

	Oil & Gas - 0.80%
10,475,000	W & T Offshore, Inc., 8.250%,
	due 6/15/14 (f)	9,715,563

	Transportation - 1.84%
25,926,447	Swift Transportation Co., Inc.
	Term Loan B, 8.250%,
	due 5/10/14 (g)	22,400,451

	Total Corporate Debt
	Instruments
	(Cost $61,822,219)	56,788,514

U.S. Government Obligations - 0.94%

	U.S. Treasury Inflation
	Indexed Notes - 0.94%
10,000,000	U.S. Treasury Inflation Indexed
	Notes, 2.000%-2.125%,
	due 1/15/14-1/15/19	11,495,836

	Total U.S. Government Obligations
	(Cost $10,889,122)	11,495,836

Shares or Units	Issues	Value (Note 1)

Common Stocks - 80.68%

	Aerospace & Defense - 0.14%
150,380	Herley Industries, Inc. (a)	$1,700,798

	Agriculture - 3.99%
5,109,187	Viterra, Inc. (Canada) (a)	48,634,191

	Chemicals & Allied
	Products - 4.82%
1,563,642	Lanxess AG (Germany)	49,017,697
396,931	Westlake Chemical Corp.	9,641,454

		58,659,151

	Computer Peripherals - 1.56%
707,309	Imation Corp.	6,238,465
499,753	Lexmark International, Inc.,
	Class A (a)	12,743,701

		18,982,166

	Consumer Products - 2.15%
1,048,471	JAKKS Pacific, Inc. (a)	14,919,742
1,379,185	K-Swiss, Inc., Class A (c)	11,254,150

		26,173,892

	Diversified Media - 0.10%
332,156	Journal Communications, Inc.,
	Class A	1,182,475

	Electronics Components - 3.43%
741,242	Bel Fuse, Inc., Class B (c)	13,416,480
855,436	Electronics for Imaging, Inc. (a)	9,974,384
820,175	Park Electrochemical Corp.	18,437,534

		41,828,398

	Energy/Services - 6.86%
912,369	Bristow Group, Inc. (a)	26,595,556
1,663,262	Bronco Drilling Co., Inc. (a) (c)	10,511,816
2,010,022	Pioneer Drilling Co. (a)	13,447,047
417,719	Precision Drilling Trust Units
	(Canada)	2,736,059
726,313	Tidewater, Inc.	30,265,463

		83,555,941

The accompanying notes are an integral part of the financial statements.

18

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio of Investments (continued)
at October 31, 2009

Shares or Units	Issues	Value (Note 1)

Common Stocks (continued)

	Forest Products & Paper - 3.22%
691,700	Canfor Corp. (Canada) (a)	$3,867,460
21,530,352	Catalyst Paper Corp.
	(Canada) (a) (b) (c) (e)	5,167,444
1,708,906	Glatfelter	18,063,136
3,157,200	TimberWest Forest Corp. Units
	(Canada) (a)	12,108,849

		39,206,889

	Healthcare Services - 3.84%
3,221,822	Cross Country Healthcare,
	Inc. (a) (c)	26,612,250
937,773	Pharmaceutical Product
	Development, Inc.	20,209,008

		46,821,258

	Holding Companies - 9.65%
489,943	Ackermans & van Haaren NV
	(Belgium)	35,467,068
1,931,632	Brookfield Asset Management,
	Inc., Class A (Canada)	40,371,109
1,283,102	JZ Capital Partners, Ltd. (Guernsey)	4,858,435
1,039,680	JZ Capital Partners, Ltd. Limited
	Voting Shares (Guernsey) (e)	3,936,723
495,300	Leucadia National Corp. (a)	11,129,391
475,780,230	PYI Corp., Ltd. (Hong Kong)[1] (a) (c)	21,713,681

		117,476,407

	Industrial Equipment - 2.74%
276,674	Alamo Group, Inc.	3,790,434
2,453,559	Wacker Neuson SE (Germany)	29,635,097

		33,425,531

	Insurance & Reinsurance - 3.33%
190,022	Arch Capital Group, Ltd.
	(Bermuda) (a)	12,801,782
42,074	E-L Financial Corp., Ltd. (Canada)	18,469,710
350,720	HCC Insurance Holdings, Inc.	9,255,501

		40,526,993

Shares or Units	Issues	Value (Note 1)

	Life Insurance - 3.20%
221,383	National Western Life Insurance
	Co., Class A (c)	$38,998,829

	Metals Manufacturing - 4.60%
1,089,112	Encore Wire Corp.	22,599,074
836,637	Kaiser Aluminum Corp.	33,423,648

		56,022,722

	Non-U.S. Real Estate
	Operating Companies - 7.95%
5,274,600	Parco Co., Ltd. (Japan) (c)	46,175,571
9,698,000	Sapporo Holdings, Ltd. (Japan)	50,637,062

		96,812,633

	Oil & Gas - 2.29%
548,107	Cimarex Energy Co.	21,463,870
186,773	St. Mary Land & Exploration Co.	6,368,959

		27,832,829

	Retail - 0.09%
92,293	Haverty Furniture Cos., Inc. (a)	1,117,668

	Securities Trading
	Services - 2.23%
1,260,621	Investment Technology Group,
	Inc. (a)	27,191,595

	Semiconductor Equipment
	Manufacturers & Related - 1.80%
98,728	Coherent, Inc. (a)	2,481,035
1,774,506	Electro Scientific Industries,
	Inc. (a) (c)	19,413,096

		21,894,131

	Software - 3.19%
1,766,760	Synopsys, Inc. (a)	38,868,720

	Telecommunications
	Equipment - 1.77%
3,608,140	Sycamore Networks, Inc. (a)	10,283,199
1,867,523	Tellabs, Inc. (a)	11,242,488

		21,525,687

The accompanying notes are an integral part of the financial statements.

19

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio of Investments (continued)
at October 31, 2009

Shares or Units	Issues	Value (Note 1)

Common Stocks (continued)

	Transportation - 0.53%
220,413	Genesee & Wyoming, Inc.,
	Class A (a)	$6,394,181

	U.S. Real Estate
	Operating Companies - 7.20%
1,304,434	Alexander & Baldwin, Inc.	37,606,832
269,014	Alico, Inc.	7,822,927
322,646	Tejon Ranch Co. (a)	8,408,155
983,600	Vail Resorts, Inc. (a)	33,875,184

		87,713,098

	Total Common Stocks
	(Cost $1,071,692,495)	982,546,183

Investment Amount ($)

Limited Partnerships - 0.53%

	Holding Companies - 0.53%
1,000,000	AP Alternative Assets, L.P.
	(Guernsey) (a) (b)	6,412,500

	Total Limited Partnerships
	(Cost $20,000,000)	6,412,500

Notional Amount ($)

Purchased Options - 0.11%

	Foreign Currency Put Options - 0.11%
75,000,000	Japan Currency, strike 100 Yen,
	expires 2/22/10	366,225
50,000,000	Japan Currency, strike 100 Yen,
	expires 9/14/10	933,250

	Total Purchased Options
	(Cost $3,007,500)	1,299,475

Principal Amount ($)	Issues	Value (Note 1)

Short Term Investments - 12.48%

	Repurchase Agreement - 6.73%
81,943,455	JPMorgan Securities, Inc.,
	0.01%, dated 10/30/09,
	due 11/2/09 (d)	$81,943,455

	U.S. Government
	Obligations - 5.75%
70,000,000	U.S. Treasury Bills,
	0.17%-0.27%†,
	due 11/5/09-1/28/10 (h)	69,992,548

	Total Short Term Investments
	(Cost $151,909,746)	151,936,003

	Total Investment
	Portfolio - 99.40%
	(Cost $1,319,321,082)	1,210,478,511
	Other Assets less
	Liabilities - 0.60%	7,348,118

	NET ASSETS - 100.00%
	(Applicable to 70,945,994
	shares outstanding)	$1,217,826,629

Notes:
(a)	Non-income producing security.
(b)	Fair-valued security.
(c)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(d)	Repurchase agreement collateralized by U.S. Treasury Bill, par value $84,530,000, due 8/26/10, value $84,320,366.
(e)	Security is subject to restrictions on resale.
(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(g)	Variable rate security.
(h)	A portion of this security is segregated for future fund commitments.
†	Annualized yield at date of purchase.
[1]	Incorporated in Bermuda.

The accompanying notes are an integral part of the financial statements.

20

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio of Investments (continued)
at October 31, 2009

The aggregate cost for federal income tax purposes is $1,327,957,418.
The aggregate gross unrealized appreciation for federal income tax purposes is $134,063,957.
The aggregate gross unrealized depreciation for federal income tax purposes is $(251,542,864).

Country Concentration

% of Net Assets

United States*	67.21%
Canada	10.79
Japan	7.95
Germany	6.46
Belgium	2.91
Hong Kong	1.78
Guernsey	1.25
Bermuda	1.05

Total	99.40%

* Includes cash equivalents.

The accompanying notes are an integral part of the financial statements.

21

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Statement of Assets and Liabilities
October 31, 2009

Assets:
Investments at value (Notes 1 and 4):
Unaffiliated issuers (cost of $926,591,942)	$935,271,739
Affiliated issuers (cost of $310,785,685)	193,263,317
Repurchase agreement (cost of $81,943,455)	81,943,455

Total investments (cost of $1,319,321,082)	1,210,478,511
Receivable for securities sold	6,954,936
Dividends and interest receivable	3,682,237
Receivable for unrealized appreciation on unfunded commitments	1,314,218
Receivable for fund shares sold	701,386
Other assets	52,735

Total assets	1,223,184,023

Liabilities:
Payable for loans	2,239,218
Payable for fund shares redeemed	1,519,271
Payable to investment adviser (Note 3)	996,237
Accounts payable and accrued expenses	388,661
Payable for other shareholder servicing fees (Note 3)	206,222
Payable to trustees and officers	7,785

Total liabilities	5,357,394

Net assets	$1,217,826,629

Summary of net assets:
Capital stock, unlimited shares authorized, $0.001 par value, 70,945,994 shares outstanding	$1,408,902,672
Accumulated undistributed net investment income	4,001,125
Accumulated net realized losses from investments and foreign currency transactions	(87,568,222)
Net unrealized depreciation of investments and translation of foreign currency denominated assets and liabilities	(107,508,946)

Net assets applicable to capital shares outstanding	$1,217,826,629

Net asset value, offering and redemption price per share	$17.17

The accompanying notes are an integral part of the financial statements.

22

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Statement of Operations
For the Year Ended October 31, 2009

Investment Income:
Interest	$13,318,059
Dividends - unaffiliated issuers (net of foreign withholding tax of $822,212)	10,772,118
Dividends - affiliated issuers (net of foreign withholding tax of $62,507) (Note 4)	4,218,445
Other income	5,177

Total investment income	28,313,799

Expenses:
Investment advisory fees (Note 3)	10,527,195
Other shareholder servicing fees (Note 3)	1,290,914
Transfer agent fees	514,890
Reports to shareholders	330,804
Trustees’ and officers’ fees and expenses	122,972
Accounting fees	119,566
Auditing and tax consulting fees	77,630
Administration fees (Note 3)	74,530
Custodian fees	69,564
Registration and filing fees	39,367
Insurance expenses	31,814
Legal fees	28,109
Interest expense	401
Miscellaneous expenses	18,832

Total expenses	13,246,588

Net investment income	15,067,211

Realized and unrealized gain (loss) on investments and foreign currency transactions:
Net realized loss on investments - unaffiliated issuers	(74,703,995)
Net realized loss on investments - affiliated issuers	(9,757,743)
Net realized loss on foreign currency transactions	(495,026)
Net change in unrealized appreciation/depreciation on investments	155,678,746
Net change in unrealized appreciation/depreciation on translation of other assets and liabilities denominated in foreign currency	39,135

Net gain on investments and foreign currency transactions	70,761,117

Net increase in net assets resulting from operations	$85,828,328

The accompanying notes are an integral part of the financial statements.

23

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Statement of Changes in Net Assets

	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008

Operations:
Net investment income	$15,067,211	$7,483,798
Net realized gain (loss) on investments - unaffiliated issuers	(74,703,995)	61,036,553
Net realized loss on investments - affiliated issuers	(9,757,743)	(17,871,917)
Net realized loss on foreign currency transactions	(495,026)	(668,996)
Net change in unrealized appreciation/depreciation on investments	155,678,746	(760,276,987)
Net change in unrealized appreciation/depreciation on translation of other assets and liabilities denominated in foreign currency	39,135	(20,813)

Net increase (decrease) in net assets resulting from operations	85,828,328	(710,318,362)

Distributions:
Dividends to shareholders from net investment income	(9,338,401)	(17,712,366)
Distributions to shareholders from net realized gains	(42,988,851)	(196,097,335)

Decrease in net assets from distributions	(52,327,252)	(213,809,701)

Capital Share Transactions:
Proceeds from sale of shares	220,457,389	364,707,732
Net asset value of shares issued in reinvestment of dividends and distributions	50,120,136	201,197,690
Redemption fees	219,205	251,711
Cost of shares redeemed	(459,211,575)	(514,630,600)

Net increase (decrease) in net assets resulting from capital share transactions	(188,414,845)	51,526,533

Net decrease in net assets	(154,913,769)	(872,601,530)
Net assets at beginning of year	1,372,740,398	2,245,341,928

Net assets at end of year (including undistributed net investment income of $4,001,125 and $0, respectively)	$1,217,826,629	$1,372,740,398

The accompanying notes are an integral part of the financial statements.

24

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Financial Highlights

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended October 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$16.45	$27.66	$26.54	$24.23	$20.98

Income (loss) from investment operations:
Net investment income	0.19 @	0.09 @	0.27	0.44	0.17
Net gain (loss) on investment transactions (both realized and unrealized)	1.18 [1]	(8.58)[1]	2.27 [1]	2.50 [1]	3.25 [2]

Total from investment operations	1.37	(8.49)	2.54	2.94	3.42

Less distributions:
Dividends from net investment income	(0.12)	(0.23)	(0.43)	(0.30)	(0.09)
Distributions from realized gains	(0.53)	(2.49)	(0.99)	(0.33)	(0.08)

Total distributions	(0.65)	(2.72)	(1.42)	(0.63)	(0.17)

Net asset value, end of year	$17.17	$16.45	$27.66	$26.54	$24.23

Total return	9.34%	(33.50%)	9.93%	12.33%	16.36%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,217,827	$1,372,740	$2,245,342	$2,409,624	$1,873,516
Ratio of expenses to average net assets	1.13%	1.10%	1.09%	1.09%	1.13%
Ratio of net investment income to average net assets	1.29%	0.40%	0.95%	1.67%	0.80%
Portfolio turnover rate	15%	46%	27%	15%	11%

[1]	Includes redemption fees of less than $0.01 per share.
[2]	Includes redemption fees of $0.01 per share.
@	Calculated based on the average number of shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

25

Third Avenue Trust
Third Avenue Real Estate Value Fund
Portfolio Management Discussion – October 31, 2009
(Unaudited)

At October 31, 2009, the audited net asset value attributable to each of the 69,564,138 common shares outstanding of the Third Avenue Real Estate Value Fund was $19.86 per share. This compares with an audited net asset value at October 31, 2008 of $15.78 per share, adjusted for a subsequent distribution to shareholders.

		Average Annual Returns for the periods ended October 31, 2009

	One Year ended 10/31/09	Three Year	Five Year	Ten Year	Since Inception (9/17/98)

Third Avenue Real Estate Value Fund	26.16%	(10.86%)	1.53%	11.14%	11.08%
Bloomberg Real Estate Operating Co. Index	(22.88%)	(30.63%)	(13.82%)	1.84%	2.03%
Bloomberg World Real Estate Index	58.78%	(7.56%)	6.39%	N/A *	N/A *
Wilshire Real Estate Securities Index	(0.32%)	(17.02%)	(0.98%)	9.19%	8.31%

*	The Bloomberg World Real Estate Index was not constituted and calculated for these periods.

The Third Avenue Real Estate Value Fund ("the Fund") seeks to achieve long-term capital appreciation. Although the Fund does not attempt to track any benchmark, various comparative indices are included above for illustrative purposes, both for the most recent year and over longer periods. On a relative basis, the Fund, which was up 26.16% for the fiscal year ended October 31, 2009, outperformed the Bloomberg Real Estate Operating Co. Index, which was down 22.88%. The Fund underperformed the Bloomberg World Real Estate Index, which was up 58.78%, primarily due to the composition of the index, with approximately a 20% weighting to Mainland China-listed property companies (of which the Fund has none).

Since the widely recognized benchmark, the Wilshire Real Estate Securities Index is comprised almost entirely of U.S.-based REITs, it does not provide a particularly useful comparison for the Fund, given that the Fund is currently only 5% invested in U.S. REITs. Per the Fund’s objective stated above, we believe that the Fund’s performance should be judged over the long term rather than against any of these indices.

During the twelve-month period ended October 31, 2009, the Fund’s positive performance was driven by appreciation of both its equity and debt holdings.

Stock prices rebounded meaningfully after declining in late 2008 and early 2009 due to indiscriminate selling amidst the well-publicized credit crisis. The Fund benefited from strong price appreciation in many of its holdings, led by the Fund’s investments in Hong Kong. The Fund’s exposure to Hong Kong investments includes Henderson Land, Wheelock & Company, Hang Lung Properties and Hongkong Land Holdings. These companies have benefited from the Chinese government’s stimulus programs, as residential transactions have increased and economic fundamentals in Hong Kong and Mainland China have improved. We believe the market has begun to appreciate the appealing investment dynamics offered by Hong Kong property companies. These companies have strong balance sheets, limited external capital needs, compelling valuations and attractive prospects for long-term net asset value growth — all characteristics that are difficult to find in any other developed market.

During the year, the Fund also utilized its flexible mandate and took advantage of the dislocation in the credit markets by purchasing debt securities with yields-to-maturity in excess of 20% at the time of purchase. In Fund Management’s

26

Third Avenue Trust
Third Avenue Real Estate Value Fund
Portfolio Management Discussion (continued)
(Unaudited)

view, these securities were likely to remain performing loans. However, in the event of default, near-par recovery values were expected. By the end of the year, the Fund’s debt securities benefitted significantly from the improvement in credit markets and capital raising activities by the individual companies, contributing almost one quarter of the Fund’s positive performance.

The main detractors from performance were the Fund’s investments in Japanese Real Estate Operating Companies, which include Mitsubishi Estate, Mitsui Fudosan, and Daibiru Corp. While each company has a strong financial position and owns a high-quality, well-leased property portfolio, real estate stocks in Japan declined due to a weakening outlook for property fundamentals and uncertainty regarding what policies might be implemented by the recently elected Democratic Party (DPJ).

We continue to look for suitable investment opportunities that meet the Fund’s strict investment criteria. Given the Fund’s opportunistic approach, it continues to be significantly more weighted towards East Asia, where economic fundamentals appear strong and property companies maintain very healthy financial positions. Going forward, the Fund will look to take advantage of anticipated opportunities in distressed companies through capital infusions—an area, in which the Fund was active during the past year — as well as making investments into newly formed vehicles, debt-for-equity restructuring situations, and selectively adding to existing positions when the stocks trade at discounts to Net Asset Value.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2009, AND ARE SUBJECT TO CHANGE.

Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and changes in real estate values that may have negative effects on issuers related to the real estate industry. The Fund’s investments in small and medium capitalization stocks may experience more volatility than larger capitalization stocks. These and other risks are described more fully in the Fund’s prospectus.

Third Avenue Real Estate Value Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Please read the prospectus carefully before you send money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor.

If you should have any questions, or for updated information or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

27

Third Avenue Trust
Third Avenue Real Estate Value Fund
Portfolio Management Discussion (continued)
(Unaudited)

The Bloomberg Real Estate Operating Co. Index is a capitalization-weighted index of Real Estate Operating Companies (REOCs). The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and REOCs and is capitalization weighted. The Bloomberg World Real Estate Index is a capitalization-weighted index of the leading real estate stocks in the world. The Bloomberg Real Estate Operating Co. Index, the Wilshire Real Estate Securities Index and the Bloomberg World Real Estate Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

28

Third Avenue Trust
Third Avenue Real Estate Value Fund
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE REAL ESTATE VALUE FUND (TAREX),
THE BLOOMBERG REAL ESTATE OPERATING CO. INDEX, AND THE WILSHIRE REAL ESTATE SECURITIES INDEX
FOR THE TEN YEARS ENDED OCTOBER 31, 2009

Average Annual Total Return

1 Year	3 Years	5 Years	10 Years
26.16%	(10.86%)	1.53%	11.14%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bloomberg World Real Estate Index was not constituted and calculated for the ten year period and therefore is not included in the graph above.

29

Third Avenue Trust
Third Avenue Real Estate Value Fund
Industry Diversification

The summary of the Fund’s investments as of October 31, 2009 is as follows:
(Unaudited)

The accompanying notes are an integral part of the financial statements.

30

Third Avenue Trust
Third Avenue Real Estate Value Fund
Portfolio of Investments
at October 31, 2009

Principal Amount ($)	Issues	Value (Note 1)

Corporate Debt Instruments - 9.29%

	Non-U.S. Real Estate Operating Companies - 1.20%
16,215,000	Brookfield Asset Management, Inc., 7.125%, due 6/15/12 (Canada)	$16,584,005

	U.S. Real Estate Investment Trusts - 7.31%
16,500,000	Brandywine Operating Partnership L.P., 3.875%, due 10/15/26	15,943,125
	Developers Diversified Realty Corp.:
10,000,000	3.500%, due 8/15/11	9,325,000
20,000,000	3.000%, due 3/15/12	18,000,000
25,000,000	Macerich Co. (The), 3.250%, due 3/15/12 (d)	23,156,250
	ProLogis:
14,000,000	2.250%, due 4/1/37	12,915,000
19,929,000	1.875%, due 11/15/37	17,313,318
5,000,000	2.625%, due 5/15/38	4,393,750

		101,046,443

	U.S. Real Estate Operating Companies - 0.78%
13,000,000	General Growth Properties Term Loan A, 5.250%, due 2/24/10* (f)	10,715,250

	Total Corporate Debt Instruments (Cost $83,785,085)	128,345,698

Shares

Preferred Stocks - 0.80%

	U.S. Real Estate Investment Trusts - 0.30%
125,000	RAIT Financial Trust, 7.750% Series A	1,367,500
250,000	RAIT Financial Trust, 8.375% Series B	2,830,000

		4,197,500

Shares	Issues	Value (Note 1)

	U.S. Real Estate Operating Companies - 0.50%
383,500	Forest City Enterprises, Inc. $25 par, 7.375%, due 2/1/34	$6,903,000

	Total Preferred Stocks (Cost $18,962,500)	11,100,500

Shares or Units

Common Stocks - 74.20%

	Non-U.S. Real Estate Consulting/Management - 1.26%
3,309,535	Savills PLC (United Kingdom)	17,366,132

	Non-U.S. Real Estate Investment Trusts - 10.54%
5,521,808	British Land Co. PLC (United Kingdom)	42,648,352
1,670,168	Derwent London PLC (United Kingdom)	34,020,362
10,400,712	Hammerson PLC (United Kingdom)	68,987,811

		145,656,525

	Non-U.S. Real Estate Operating Companies - 41.52%
3,673,126	Brookfield Asset Management, Inc., Class A (Canada)	76,768,333
18,128,500	Capitaland, Ltd. (Singapore)	52,570,555
3,362,300	Daibiru Corp. (Japan)	28,558,559
12,985,000	Hang Lung Properties, Ltd. (Hong Kong)	49,072,540
13,913,000	Henderson Land Development Co., Ltd. (Hong Kong)	98,360,594
5,701,000	Hongkong Land Holdings, Ltd. (Hong Kong)[1]	27,250,780

The accompanying notes are an integral part of the financial statements.

31

Third Avenue Trust
Third Avenue Real Estate Value Fund
Portfolio of Investments (continued)
at October 31, 2009

Shares	Issues	Value (Note 1)

Common Stocks (continued)

	Non-U.S. Real Estate Operating Companies (continued)
2,758,000	Hysan Development Co., Ltd. (Hong Kong)	$8,145,528
2,300,000	Mitsubishi Estate Co., Ltd. (Japan)	34,741,302
2,300,000	Mitsui Fudosan Co., Ltd. (Japan)	37,214,030
5,467,268	Quintain Estates & Development PLC (United Kingdom) (a)	17,337,069
4,966,000	Songbird Estates PLC (United Kingdom) (a)	10,551,313
2,300,000	Sun Hung Kai Properties, Ltd. (Hong Kong)	34,846,164
26,015,500	Wheelock & Co., Ltd. (Hong Kong)	83,581,559
20,845,000	Wheelock Properties, Ltd. (Hong Kong)	14,463,281

		573,461,607

	U.S. Real Estate Investment Trusts - 4.83%
1,376,992	ProLogis	15,601,319
858,910	Vornado Realty Trust	51,156,680

		66,757,999

	U.S. Real Estate Operating Companies - 16.05%
500,500	Consolidated-Tomoka Land Co. (c)	17,217,200
12,982,327	FNC Realty Corp. (a) (b) (c)	4,842,408
10,090,773	Forest City Enterprises, Inc., Class A (a) (c)	87,991,541
29,410,595	Newhall Holding Co. LLC, Class A Units (a) (b) (c)	54,409,601
1,228,228	St. Joe Co. (The) (a)	29,403,778
785,584	Tejon Ranch Co. (a)	20,472,319
2,411,373	Thomas Properties Group, Inc. (c)	7,306,460

		221,643,307

	Total Common Stocks (Cost $1,057,821,143)	1,024,885,570

Principal Amount ($)	Issues	Value (Note 1)

Short Term Investments - 15.49%

	Repurchase Agreement - 8.25%

113,894,193	JPMorgan Securities, Inc., 0.01%, dated 10/30/09, due 11/2/09 (e)	$113,894,193

	U.S. Government Obligations - 7.24%
100,000,000	U.S. Treasury Bills, 0.05%-0.16%†, due 11/19/09-1/28/10	99,989,684

	Total Short Term Investments (Cost $213,883,571)	213,883,877

	Total Investment Portfolio - 99.78% (Cost $1,374,452,299)	1,378,215,645

	Other Assets less Liabilities - 0.22%	3,097,043

	NET ASSETS - 100.00% (Applicable to 69,564,138 shares outstanding)	$1,381,312,688

Notes:
(a)	Non-income producing security.
(b)	Fair-valued security.
(c)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Repurchase agreement collateralized by U.S. Treasury Bill, par value $117,490,000, due 8/26/10, value $117,198,625.
(f)	Variable rate security.

The accompanying notes are an integral part of the financial statements.

32

Third Avenue Trust
Third Avenue Real Estate Value Fund
Portfolio of Investments (continued)
at October 31, 2009

*	Issuer in default.
†	Annualized yield at date of purchase.
[1]	Incorporated in Bermuda.

The aggregate cost for federal income tax purposes is $1,383,910,698.
The aggregate gross unrealized appreciation for federal income tax purposes is $273,814,335.
The aggregate gross unrealized depreciation for federal income tax purposes is $(279,509,388).

Country Concentration

% of Net Assets

United States*	45.26%
Hong Kong	22.86
United Kingdom	13.82
Japan	7.28
Canada	6.76
Singapore	3.80

Total	99.78%

* Includes cash equivalents.

The accompanying notes are an integral part of the financial statements.

33

Third Avenue Trust
Third Avenue Real Estate Value Fund
Statement of Assets and Liabilities
October 31, 2009

Assets:
Investments at value (Notes 1 and 4):
Unaffiliated issuers (cost of $960,712,890)	$1,092,554,242
Affiliated issuers (cost of $299,845,216)	171,767,210
Repurchase agreement (cost of $113,894,193)	113,894,193

Total investments (cost of $1,374,452,299)	1,378,215,645
Foreign currency at value (cost of $9,751)	9,751
Receivable for fund shares sold	4,948,076
Dividends and interest receivable	4,525,687
Receivable for securities sold	2,443,677
Other assets	68,701

Total assets	1,390,211,537

Liabilities:
Payable for securities purchased	4,847,527
Payable for fund shares redeemed	2,284,843
Payable to investment adviser (Note 3)	1,090,599
Accounts payable and accrued expenses	447,743
Payable for other shareholder servicing fees (Note 3)	220,466
Payable to trustees and officers	7,671

Total liabilities	8,898,849

Net assets	$1,381,312,688

Summary of net assets:
Capital stock, unlimited shares authorized, $0.001 par value, 69,564,138 shares outstanding	$1,511,604,988
Accumulated undistributed net investment income	6,096,347
Accumulated net realized losses from investments and foreign currency transactions	(140,133,813)
Net unrealized appreciation of investments and translation of foreign currency denominated assets and liabilities	3,745,166

Net assets applicable to capital shares outstanding	$1,381,312,688

Net asset value, offering and redemption price per share	$19.86

The accompanying notes are an integral part of the financial statements.

34

Third Avenue Trust
Third Avenue Real Estate Value Fund
Statement of Operations
For the Year Ended October 31, 2009

Investment Income:
Interest	$34,839,162
Dividends - unaffiliated issuers (net of foreign withholding tax of $1,086,158)	21,033,791
Dividends - affiliated issuers (net of foreign witholding tax of $62,594) (Note 4)	1,340,361
Other income	37,614

Total investment income	57,250,928

Expenses:
Investment advisory fees (Note 3)	9,942,049
Other shareholder servicing fees (Note 3)	1,571,936
Transfer agent fees	520,519
Reports to shareholders	354,141
Custodian fees	182,889
Accounting fees	114,669
Trustees’ and officers’ fees and expenses	110,757
Auditing and tax consulting fees	72,682
Administration fees (Note 3)	68,483
Registration and filing fees	63,156
Insurance expenses	32,577
Legal fees	13,211
Interest expense	6,705
Miscellaneous expenses	10,317

Total expenses	13,064,091

Net investment income	44,186,837

Realized and unrealized gain (loss) on investments and foreign currency transactions:
Net realized loss on investments - unaffiliated issuers	(115,489,275)
Net realized gain on investments - affiliated issuers	172,766
Net realized gain on written options	3,114,986
Net realized loss on foreign currency transactions	(361,178)
Net change in unrealized appreciation/depreciation on investments	315,510,026
Net change in unrealized appreciation/depreciation on translation of other assets and liabilities denominated in foreign currency	228,941

Net gain on investments and foreign currency transactions	203,176,266

Net increase in net assets resulting from operations	$247,363,103

The accompanying notes are an integral part of the financial statements.

35

Third Avenue Trust
Third Avenue Real Estate Value Fund
Statement of Changes in Net Assets

	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008

Operations:
Net investment income	$44,186,837	$26,614,568
Net realized loss on investments - unaffiliated issuers	(115,489,275)	(14,544,373)
Net realized gain (loss) on investments - affiliated issuers	172,766	(5,688,089)
Net realized gain on written options	3,114,986	—
Net realized loss on foreign currency transactions	(361,178)	(1,367,341)
Net change in unrealized appreciation/depreciation on investments	315,510,026	(1,288,421,810)
Net change in unrealized appreciation/depreciation on translation of other assets and liabilities denominated in foreign currency	228,941	(240,791)

Net increase (decrease) in net assets resulting from operations	247,363,103	(1,283,647,836)

Distributions:
Dividends to shareholders from net investment income	(30,750,203)	(47,040,347)
Distributions to shareholders from net realized gains	—	(257,482,272)

Decrease in net assets from distributions	(30,750,203)	(304,522,619)

Capital Share Transactions:
Proceeds from sale of shares	311,740,920	501,292,813
Net asset value of shares issued in reinvestment of dividends and distributions	29,624,647	290,987,347
Redemption fees	420,959	976,868
Cost of shares redeemed	(432,716,976)	(884,164,579)

Net decrease in net assets resulting from capital share transactions	(90,930,450)	(90,907,551)

Net increase (decrease) in net assets	125,682,450	(1,679,078,006)
Net assets at beginning of year	1,255,630,238	2,934,708,244

Net assets at end of year
(including undistributed net investment income of
$6,096,347 and $0, respectively)	$1,381,312,688	$1,255,630,238

The accompanying notes are an integral part of the financial statements.

36

Third Avenue Trust
Third Avenue Real Estate Value Fund
Financial Highlights

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended October 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$16.21	$35.47	$36.34	$29.41	$25.47

Income (loss) from investment operations:
Net investment income	0.63 @	0.31 @	0.85	0.32	0.33
Net gain (loss) on investment transactions (both realized and unrealized)	3.45 [1]	(15.72)[1]	1.80 [2]	8.08 [1]	4.05 [2]

Total from investment operations	4.08	(15.41)	2.65	8.40	4.38

Less distributions:
Dividends from net investment income	(0.43)	(0.60)	(0.89)	(0.44)	(0.18)
Distributions from realized gains	—	(3.25)	(2.63)	(1.03)	(0.26)

Total distributions	(0.43)	(3.85)	(3.52)	(1.47)	(0.44)

Net asset value, end of year	$19.86	$16.21	$35.47	$36.34	$29.41

Total return	26.16%	(47.87%)	7.68%	29.78%	17.36%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,381,313	$1,255,630	$2,934,708	$3,139,784	$2,873,769
Ratio of expenses to average net assets	1.18%	1.12%	1.10%	1.11%	1.14%
Ratio of net investment income to average net assets	4.00%	1.22%	1.14%	0.80%	1.15%
Portfolio turnover rate	24%	34%	19%	10%	13%

[1]	Includes redemption fees of $0.01 per share.
[2]	Includes redemption fees of $0.02 per share.
@	Calculated based on the average number of shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

37

Third Avenue Trust
Third Avenue International Value Fund
Portfolio Management Discussion – October 31, 2009
(Unaudited)

At October 31, 2009, the audited net asset value attributable to each of the 87,775,482 common shares outstanding of the Third Avenue International Value Fund was $15.18 per share. This compares with an audited net asset value at October 31, 2008 of $11.34 per share, adjusted for a subsequent distribution to shareholders.

		Average Annual Returns for the periods ended October 31, 2009

	One Year ended 10/31/09	Three Year	Five Year	Since Inception (12/31/01)

Third Avenue International Value Fund	33.87%	(3.95%)	4.97%	10.93%
Morgan Stanley Capital International
All Country World Free ex-USA Index	34.79%	(2.49%)	7.58%	8.48%

The Third Avenue International Value Fund (“the Fund”) seeks to achieve long-term capital appreciation and does not attempt to track any benchmark. However, a comparative index is included above for illustrative purposes, both for the most recent year and over longer periods. During the twelve-month period ended October 31, 2009, the Fund was up 33.87%, while the Morgan Stanley Capital International All Country World Free ex-USA Index was up 34.79%. Please note that we believe the Fund’s performance should be judged over the long-term, rather than against an index.

The positive performance of the Fund for the year-ended October 31, 2009 was driven by share price appreciation from a wide range of holdings, as in many cases, share prices rebounded meaningfully from declines associated with indiscriminate selling amid the well-publicized credit crisis. While positive contributions to Fund performance were fairly broad-based, the largest single contributor during the period was Netia S.A. (“Netia”), the leading independent fixed-line telecommunications operator in Poland. Netia has successfully reduced operating expenses and improved profitability, and we believe that operating performance will improve further as the company continues its implementation of a comprehensive cost reduction program. We continue to believe that Netia, with its high-quality assets, solid competitive position and strong balance sheet, has the potential for significant value creation over the long term.

On a geographic basis, Taiwan was the most significant positive contributor to Fund performance. The Fund does not make investment decisions based on top-down prognostications of the performance of countries and geographic regions. Rather, the country’s positive contribution is attributable to the performance of two individual investment opportunities identified by Fund Management which happen to be domiciled in Taiwan: Yuanta Financial Holding Co., Ltd. (“Yuanta”) and United Microelectronics Corporation (“UMC”). UMC has benefited from a recovery in demand and high capacity utilization, and the company’s disciplined handling of capital expenditures has also been a positive development. More generally, the share prices of each company may have also benefited to some degree from the recently improved economic relationship between Taiwan and China, which should provide meaningful opportunities to grow the respective businesses. Both UMC and Yuanta continue to benefit from solid balance sheets and strong long-term fundamentals.

The broad-based share price appreciation among many of the Fund’s holdings was modestly offset by share price declines in a handful of holdings. Among the most significant detractors to performance were some of the Fund’s Japanese holdings, such as Nippon Sheet Glass Company, Sompo Japan Insurance and Asatsu-DK Inc. While the macroeconomic environment in Japan has been challenging and has weighed on the share prices of many of the Fund’s

38

Third Avenue Trust
Third Avenue International Value Fund
Portfolio Management Discussion (continued)
(Unaudited)

Japanese holdings, we continue to be pleased with what we believe are strong financial positions and unusually attractive valuations for each of these companies.

We believe the Fund remains well-positioned to deliver solid performance over the long term, regardless of the macroeconomic environment. We remain opportunistic and continue to look for suitable foreign investment opportunities that meet our strict investment criteria.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2009, AND ARE SUBJECT TO CHANGE.

The Fund’s performance may be influenced by a foreign country’s political, social and economic situation. Other risks include currency fluctuations, less liquidity, lack of efficient trading markets, and different auditing and legal standards. These risks may result in more volatility for the Fund. These and other risks are described more fully in the Fund’s prospectus.

Third Avenue International Value Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Please read the prospectus carefully before you send money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor.

If you should have any questions, or for updated information or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The Morgan Stanley Capital International All Country World Free ex-USA Index is an unmanaged index of common stocks and includes securities representative of the market structure of over 50 developed and emerging market countries (other than the United States) in North America, Europe, Latin America and the Asian Pacific Region. This index is not a security that can be purchased or sold, and its total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

39

Third Avenue Trust
Third Avenue International Value Fund
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE INTERNATIONAL VALUE FUND
(TAVIX) AND THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD FREE EX-USA INDEX
FROM INCEPTION OF THE FUND (12/31/01) THROUGH OCTOBER 31, 2009

Average Annual Total Return

1 Year	3 Years	5 Years	Since Inception (12/31/01)
33.87%	(3.95%)	4.97%	10.93%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

40

Third Avenue Trust
Third Avenue International Value Fund
Industry Diversification

The summary of the Fund’s investments as of October 31, 2009 is as follows:
(Unaudited)

The accompanying notes are an integral part of the financial statements.

41

Third Avenue Trust
Third Avenue International Value Fund
Portfolio of Investments
at October 31, 2009

Shares	Issues	Value (Note 1)

Common Stocks and Warrants - 87.09%

	Advertising - 1.94%
1,312,400	Asatsu-DK, Inc. (Japan)	$25,881,701

	Agriculture - 8.08%
155,356	United International Enterprises, Ltd. (Denmark)[1]	11,139,711
5,941,564	Viterra, Inc. (Canada) (a)	56,557,561
4,238,950	Viterra, Inc. - CDI (Canada) (a)	39,950,150

		107,647,422

	Building & Construction Products/Services - 0.52%
10,482,120	Tenon, Ltd. (New Zealand) (a) (c)	6,905,817

	Corporate Services - 0.66%
22,522,784	Boardroom, Ltd. (Singapore) (c)	8,758,102

	Diversified Operations - 6.15%
1,635,342	Antarchile S.A. (Chile)	28,182,276
5,371,200	Hutchison Whampoa, Ltd. (Hong Kong)	37,699,840
344,189	Lundbergforetagen AB, Class B (Sweden)	16,051,595

		81,933,711

	Electronics Components - 7.28%
29,560,669	WBL Corp., Ltd. (Singapore) (c)	97,022,269

	Forest Products & Paper - 4.94%
60,271,095	Catalyst Paper Corp. (Canada) (a) (b) (c) (e)	14,465,508
12,000,000	Catalyst Paper Corp. (Canada) (a) (b) (c) (e) (f)	2,880,089
44,971,082	Rubicon, Ltd. (New Zealand) (a) (c)	30,665,757
490,739	Weyerhaeuser Co.	17,833,455

		65,844,809

Shares	Issues	Value (Note 1)

	Holding Companies - 10.65%
761,561	Compagnie Nationale a Portefeuille (Belgium)	$39,797,644
3,815,400	Guoco Group, Ltd. (Hong Kong)[2]	42,795,991
1,270,888	Leucadia National Corp. (a)	28,556,853
543,085	LG Corp. (South Korea)	30,767,506

		141,917,994

	Insurance - 14.11%
297,027	Allianz SE (Germany)	34,046,356
13,249,502	BRIT Insurance Holdings PLC (United Kingdom)	45,122,156
1,158,611	Montpelier Re Holdings, Ltd. (Bermuda)	18,723,154
243,689	Munich Re (Germany)	38,554,728
1,451,773	Sampo Oyj, Class A (Finland)	34,748,563
654,800	Tokio Marine Holdings, Inc. (Japan)	16,743,486

		187,938,443

	Investment Companies - 0.54%
4,836,223	Resolution, Ltd. (Guernsey) (a)	7,134,653

	Machinery - 1.56%
378,530	Andritz AG (Austria)	20,845,527

	Metals & Mining - 3.15%
5,745,000	Dundee Precious Metals, Inc. (Canada) (a) (c) (f)	19,166,813
512,500	Dundee Precious Metals, Inc. Warrants, expires 6/29/12 (Canada) (a) (e)	66,309
2,360,000	Dundee Precious Metals, Inc. Warrants, expires 11/20/15 (Canada) (a) (e)	3,271,568
448,956	Newmont Mining Corp.	19,511,628

		42,016,318

	Non-U.S. Real Estate Operating Companies - 7.05%
2,735,600	Daibiru Corp. (Japan)	23,235,521
95,915,023	GuocoLeisure, Ltd. (Singapore)[2] (c)	42,275,767
1,760,000	Mitsui Fudosan Co., Ltd. (Japan)	28,476,823

		93,988,111

The accompanying notes are an integral part of the financial statements.

42

Third Avenue Trust
Third Avenue International Value Fund
Portfolio of Investments (continued)
at October 31, 2009

Shares	Issues	Value (Note 1)

Common Stocks and Warrants (continued)

	Oil & Gas Production & Services - 1.33%
320,707	EnCana Corp. (Canada)	$17,763,961

	Other Financial - 3.36%
67,766,000	Yuanta Financial Holding Co., Ltd. (Taiwan)	44,720,701

	Pharmaceuticals - 4.39%
1,009,880	GlaxoSmithKline PLC (United Kingdom)	20,715,395
514,600	Sanofi-Aventis SA (France)	37,721,268

		58,436,663

	Technology - Hardware - 3.06%
84,824,750	United Microelectronics Corp. (Taiwan) (a)	40,776,399

	Telecommunications - 5.41%
49,496,693	Netia S.A. (Poland) (a) (c)	72,045,901

	Transportation - 2.91%
5,233,000	Seino Holdings Co., Ltd. (Japan)	38,723,368

	Total Common Stocks and Warrants
	(Cost $1,263,717,386)	1,160,301,870

Notional Amount ($)

Purchased Options - 0.04%

	Foreign Currency Put Options - 0.04%
75,000,000	Euro Currency, strike 1.260 Euro, expires 2/1/10	38,550
75,000,000	Japan Currency, strike 98 Yen, expires 2/22/10	576,375

	Total Purchased Options (Cost $7,291,875)	614,925

Principal Amount ($)	Issues	Value (Note 1)

Short Term Investments - 12.58%

	Repurchase Agreement - 8.83%
117,609,851	JPMorgan Securities, Inc., 0.01%, dated 10/30/09, due 11/2/09 (d)	$117,609,851

	U.S. Government Obligations - 3.75%
50,000,000	U.S. Treasury Bills, 0.05%-0.10%†, due 12/17/09-1/28/10	49,993,766

	Total Short Term Investments (Cost $167,603,372)	167,603,617

	Total Investment Portfolio - 99.71% (Cost $1,438,612,633)	1,328,520,412
	Other Assets less Liabilities - 0.29%	3,839,889

	NET ASSETS - 100.00% (Applicable to 87,775,482 shares outstanding)	$1,332,360,301

Notes:
CDI: Chess Depositary Interest.
(a)	Non-income producing security.
(b)	Fair-valued security.
(c)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(d)	Repurchase agreement collateralized by U.S. Treasury Bill, par value $121,325,000, due 8/26/10, value $121,024,114.
(e)	Security is subject to restrictions on resale.
(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

†	Annualized yield at date of purchase.
[1]	Incorporated in Bahamas.
[2]	Incorporated in Bermuda.

The accompanying notes are an integral part of the financial statements.

43

Third Avenue Trust
Third Avenue International Value Fund
Portfolio of Investments (continued)
at October 31, 2009

The aggregate cost for federal income tax purposes is $1,470,177,441.
The aggregate gross unrealized appreciation for federal income tax purposes is $113,055,208.
The aggregate gross unrealized depreciation for federal income tax purposes is $(254,712,237).

Country Concentration

% of Net Assets

United States *	17.57%
Canada	11.57
Singapore	11.11
Japan	9.99
Taiwan	6.42
Hong Kong	6.04
Germany	5.45
Poland	5.41
United Kingdom	4.94
Belgium	2.99
France	2.83
New Zealand	2.82
Finland	2.61
South Korea	2.31
Chile	2.11
Austria	1.56
Bermuda	1.40
Sweden	1.20
Denmark	0.84
Guernsey	0.54

Total	99.71%

* Includes cash equivalents.

The accompanying notes are an integral part of the financial statements.

44

Third Avenue Trust
Third Avenue International Value Fund
Statement of Assets and Liabilities
October 31, 2009

Assets:
Investments at value (Notes 1 and 4):
Unaffiliated issuers (cost of $933,799,745)	$916,724,538
Affiliated issuers (cost of $387,203,037)	294,186,023
Repurchase agreement (cost of $117,609,851)	117,609,851

Total investments (cost of $1,438,612,633)	1,328,520,412
Receivable for fund shares sold	6,313,324
Receivable for securities sold	4,762,903
Dividends and interest receivable	2,534,298
Other assets	64,279

Total assets	1,342,195,216

Liabilities:
Payable for securities purchased	6,091,498
Payable for fund shares redeemed	1,881,081
Payable to investment adviser (Note 3)	1,362,023
Accounts payable and accrued expenses	311,848
Payable for other shareholder servicing fees (Note 3)	180,701
Payable to trustees and officers	7,764

Total liabilities	9,834,915

Net assets	$1,332,360,301

Summary of net assets:
Capital stock, unlimited shares authorized, $0.001 par value, 87,775,482 shares outstanding	$1,607,042,608
Accumulated distributions in excess of net investment income	(15,783,970)
Accumulated net realized losses from investments and foreign currency transactions	(148,843,660)
Net unrealized depreciation of investments and translation of foreign currency denominated assets and liabilities	(110,054,677)

Net assets applicable to capital shares outstanding	$1,332,360,301

Net asset value, offering and redemption price per share	$15.18

The accompanying notes are an integral part of the financial statements.

45

Third Avenue Trust
Third Avenue International Value Fund
Statement of Operations
For the Year Ended October 31, 2009

Investment Income:
Interest	$217,336
Dividends - unaffiliated issuers (net of foreign withholding tax of $1,511,816)	17,839,525
Dividends - affiliated issuers (Note 4)	7,466,725
Other income	144,581

Total investment income	25,668,167

Expenses:
Investment advisory fees (Note 3)	13,600,017
Other shareholder servicing fees (Note 3)	1,148,457
Custodian fees	412,911
Transfer agent fees	341,969
Reports to shareholders	288,625
Accounting fees	130,686
Trustees’ and officers’ fees and expenses	108,447
Legal fees	101,746
Registration and filing fees	85,868
Auditing and tax consulting fees	78,171
Administration fees (Note 3)	66,487
Insurance expenses	28,928
Interest expense	2,393
Miscellaneous expenses	18,605

Total expenses	16,413,310
Less: Expenses waived (Note 3)	(427,922)

Net expenses	15,985,388

Net investment income	9,682,779

Realized and unrealized gain (loss) on investments and foreign currency transactions:
Net realized loss on investments - unaffiliated issuers	(139,184,187)
Net realized loss on investments - affiliated issuers	(9,655,840)
Net realized loss on foreign currency transactions	(414,391)
Net change in unrealized appreciation/depreciation on investments	452,675,263
Net change in unrealized appreciation/depreciation on translation of other assets and liabilities denominated in foreign currency	(25,682)

Net gain on investments and foreign currency transactions	303,395,163

Net increase in net assets resulting from operations	$313,077,942

The accompanying notes are an integral part of the financial statements.

46

Third Avenue Trust
Third Avenue International Value Fund
Statement of Changes in Net Assets

	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008

Operations:
Net investment income	$9,682,779	$10,629,103
Net realized gain (loss) on investments - unaffiliated issuers	(139,184,187)	46,169,490
Net realized gain (loss) on investments - affiliated issuers	(9,655,840)	1,733,777
Net realized loss on foreign currency transactions	(414,391)	(845,386)
Net change in unrealized appreciation/depreciation on investments	452,675,263	(1,008,947,211)
Net change in unrealized appreciation/depreciation on translation of other assets and liabilities denominated in foreign currency	(25,682)	262,489

Net increase (decrease) in net assets resulting from operations	313,077,942	(950,997,738)

Distributions:
Dividends to shareholders from net investment income	(2,220,051)	(70,394,976)
Distributions to shareholders from net realized gains	(12,609,922)	(276,878,807)

Decrease in net assets from distributions	(14,829,973)	(347,273,783)

Capital Share Transactions:
Proceeds from sale of shares	320,223,573	467,790,421
Net asset value of shares issued in reinvestment of dividends and distributions	13,828,304	313,575,613
Redemption fees	539,631	1,152,956
Cost of shares redeemed	(369,787,391)	(743,522,596)

Net increase (decrease) in net assets resulting from capital share transactions	(35,195,883)	38,996,394

Net increase (decrease) in net assets	263,052,086	(1,259,275,127)
Net assets at beginning of year	1,069,308,215	2,328,583,342

Net assets at end of year	$1,332,360,301	$1,069,308,215

The accompanying notes are an integral part of the financial statements.

47

Third Avenue Trust
Third Avenue International Value Fund
Financial Highlights

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended October 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$11.51	$25.01	$23.77	$20.40	$17.17

Income (loss) from investment operations:
Net investment income	0.11 @	0.10 @	0.37	0.86 †	0.30
Net gain (loss) on investment transactions (both realized and unrealized)	3.73 [2]	(9.76)[2]	3.69 [3]	3.07 [1]	3.15 [1]

Total from investment operations	3.84	(9.66)	4.06	3.93	3.45

Less distributions:
Dividends from net investment income	(0.03)	(0.78)	(1.08)	(0.46)	(0.22)
Distributions from realized gains	(0.14)	(3.06)	(1.74)	(0.10)	—

Total distributions	(0.17)	(3.84)	(2.82)	(0.56)	(0.22)

Net asset value, end of year	$15.18	$11.51	$25.01	$23.77	$20.40

Total return[4]	33.87%	(44.31%)	18.86%	19.63%	20.24%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,332,360	$1,069,308	$2,328,583	$2,357,644	$1,934,959
Ratio of expenses to average net assets
Before fee waivers/expense reimbursement/recovery	1.51%	1.48%	1.45%	1.45%	1.52%
After fee waivers/expense reimbursement/recovery[5]	1.47%[6]	N/A	N/A	N/A	1.53%
Ratio of net investment income to average net assets	0.89%	0.57%	1.48%	3.25%†	1.19%
Portfolio turnover rate	16%	30%	23%	34%	3%

1	Includes redemption fees of $0.02 per share.
2	Includes redemption fees of $0.01 per share.
3	Includes redemption fees of less than $0.01 per share.
4

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

5

As a result of an expense limitation, effective July 1, 2009 until June 30, 2011, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.40%. Prior to July 1, 2009, the expense limitation was 1.75%.

6	The investment adviser waived a portion of its fees.
†

Investment income per share reflects a special dividend which amounted to $0.22 per share. Excluding this special dividend, the ratio of net investment income to average net assets would have been 2.25%.

@	Calculated based on the average number of shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

48

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio Management Discussion – October 31, 2009
(Unaudited)

At October 31, 2009, the audited net asset value attributable to each of the 8,866,692 common shares outstanding of the Third Avenue Focused Credit Fund Investor Class was $10.25 per share. The audited net asset value attributable to each of the 18,710,275 common shares outstanding of the Third Avenue Focused Credit Fund Institutional Class was $10.26 per share.

Returns for the period ended 10/31/09 since inception (8/31/09)

Third Avenue Focused Credit Fund (Investor Class)	2.50%
Third Avenue Focused Credit Fund (Institutional Class)	2.60%
Barclays Capital U.S. Corporate High Yield Index	7.60%
CSFB Leveraged Loan Index	3.96%

On August 31, 2009, Third Avenue Focused Credit Fund (“the Fund”) was launched as a natural extension of our distressed investment heritage and a complement to our existing product offering. Adhering to the same disciplined value approach as all Third Avenue Funds, our experienced credit analysts’ rigorous research process seeks to identify the best current opportunities across the credit spectrum in the following five categories: performing bonds and loans, stressed performing credit, capital infusions, and opportunistically, distressed performing credits and debt-for-equity restructurings.

In terms of performance, credit markets enjoyed a very strong rebound in 2009, after posting one of their worst return years ever in 2008. While there may be reasons to be cautious, we still believe the macro environment, including yields, spreads and where we are in the default cycle point to further opportunities ahead.

We believe the Fund has an appropriate mix of offense and defense. On the side of defense, we have investments in performing secured bank loans, first lien senior secured bonds (equivalent to first lien bank loans) and short-dated unsecured bonds. We also have investments in industries that are more defensive, such as Telecommunications and Healthcare, as well as a low level of exposure to consumer-oriented companies. On the side of offense, we have investments in several categories such as capital infusion deals, investments in the energy and metals sectors, certain early stage cyclical companies, and distressed and stressed investments.

The cash balance at October 31, 2009 was 28%. This was higher than we had planned for when we launched the Fund at the end of August. Given the credit market move in September, however, the market price on several securities we wanted to buy quickly moved above our target price. Rather than chasing the market, we remained patient and disciplined by sticking to our buy price. In some cases, the market price came back down to our target price. In others, we have been able to identify additional alternative attractive investment opportunities.

49

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio Management Discussion (continued)
(Unaudited)

Over the next three months, we anticipate increasing our investments in several of the areas we identified as “offense”. So, while we may have missed some compelling investment opportunities this spring, prior to the Fund’s launch, we are confident that we have the right team, structure, and investment approach to create long-term value for our fellow shareholders.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2009, AND ARE SUBJECT TO CHANGE.

Third Avenue Focused Credit Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Please read the prospectus carefully before you send money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor.

If you should have any questions, or for updated information or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The Barclays Capital U.S. Corporate High Yield Index comprises issues that have at least $150 million par value outstanding, a maximum credit rating of Ba1 or BB+ (including defaulted issues) and at least one year to maturity. The CSFB Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market. The Barclays Capital U.S. Corporate High Yield Index and the CSFB Leveraged Loan Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

50

Third Avenue Trust
Third Avenue Focused Credit Fund—Investor Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE FOCUSED CREDIT FUND—INVESTOR CLASS (TACVX), THE BARCLAYS CAPITAL U.S. CORPORATE HIGH YIELD INDEX AND THE CSFB LEVERAGED LOAN INDEX
FOR THE PERIOD ENDED OCTOBER 31, 2009

Total Return

Since Inception
(8/31/09)
2.50%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

51

Third Avenue Trust
Third Avenue Focused Credit Fund—Institutional Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE FOCUSED CREDIT FUND—INSTITUTIONAL CLASS (TACIX), THE BARCLAYS CAPITAL U.S. CORPORATE HIGH YIELD INDEX AND THE CSFB LEVERAGED LOAN INDEX
FOR THE PERIOD ENDED OCTOBER 31, 2009

Total Return

Since Inception
(8/31/09)
2.60%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

52

Third Avenue Trust
Third Avenue Focused Credit Fund
Industry Diversification

The summary of the Fund’s investments as of October 31, 2009 is as follows:
(Unaudited)

The accompanying notes are an integral part of the financial statements.

53

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments
at October 31, 2009

Principal Amount ($)	Issues	Value (Note 1)

Corporate Debt Instruments - 72.03%

	Chemicals - 2.68%
5,920,000	Hexion U.S. Finance Corp./Hexion
	Nova Scotia Finance ULC, 9.750%,
	due 11/15/14	$5,061,600
2,500,000	Terra Capital, Inc., 7.750%,
	due 11/01/19 (a)	2,525,000

		7,586,600

	Consumer Products - 4.22%
3,900,000	Culligan International, Co. Term
	Loan B, 2.500%, due 11/24/12 (b)	3,042,000
2,000,000	Nebraska Book Co., Inc.,
	10.000%, due 12/1/11 (a)	2,025,000
6,995,009	Spectrum Brands, Inc. Term Loan B2,
	7.682%, due 6/30/12 (b)	6,858,606

		11,925,606

	Consumer Services - 3.70%
7,000,000	Hertz Corp. (The),
	10.500%, due 1/1/16	7,332,500
3,500,000	Servicesmaster Co. Term Loan B,
	due 7/24/14 (b)	3,119,862

		10,452,362

	Diversified Manufacturing - 2.58%
7,285,524	World Color Press, Inc. Term Loan,
	9.000%, due 7/21/12 (Canada) (b)	7,308,291

	Diversified Media - 3.82%
7,500,000	Nielsen Finance LLC/Nielsen Finance
	Co., 10.000%, due 8/1/14	7,762,500
3,497,455	TL Acquisitions, Inc. Term Loan,
	2.740%, due 7/5/14 (b)	3,042,786

		10,805,286

Principal Amount ($)	Issues	Value (Note 1)

	Energy - 10.37%
10,000,000	Compton Petroleum Finance Corp.,
	7.625%, due 12/1/13 (Canada)	$7,425,000
5,000,000	Connacher Oil & Gas, 10.250%,
	due 12/15/15 (Canada) (a)	4,325,000
7,000,000	Energy XXI Gulf Coast, Inc.,
	10.000%, due 6/15/13	5,880,000
5,000,000	Hercules Offshore LLC, 10.500%,
	due 10/15/17 (a)	5,012,500
6,500,000	Trico Shipping AS, 11.875%,
	due 11/1/14 (Norway) (a)	6,678,750

		29,321,250

	Financials - 8.55%
	GMAC, Inc.:
5,150,000	7.250%, due 3/2/11 (a)	5,111,375
3,000,000	7.000%, due 2/1/12 (a)	2,895,000
	CIT Group, Inc.*:
3,500,000	4.250%, due 2/1/10	2,293,701
3,500,000	4.750%, due 12/15/10	2,285,203
7,937,514	Marsico Parent Co. LLC Term Loan B,
	5.062%, due 12/14/14 (b)	5,476,884
2,975,000	Nuveen Investments, Inc. Term Loan,
	12.500%, due 7/31/15 (b)	3,067,969
4,000,000	PREIT Associates L.P.,
	4.000%, due 6/1/12 (a)	3,050,000

		24,180,132

	Gaming - 2.42%
2,000,000	Harrah’s Operating Co., Inc.,
	11.250%, due 6/1/17 (a)	2,050,000
6,000,000	Harrah’s Operating Co., Inc.
	Term Loan B2,
	3.282%, due 1/28/15 (b)	4,788,336

		6,838,336

The accompanying notes are an integral part of the financial statements.

54

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments (continued)
at October 31, 2009

Principal Amount ($)	Issues	Value (Note 1)

Corporate Debt Instruments (continued)

	Healthcare - 5.02%
6,000,000	Biomet, Inc., PIK, 10.375%,
	due 10/15/17	$6,487,500
7,250,000	HCA, Inc., PIK, 9.625%,
	due 11/15/16	7,712,188

		14,199,688

	Metals & Mining - 7.47%
4,266,284	Aleris International, Inc. Term Loan,
	13.000%, due 2/13/10 (b)	4,348,943
7,998,000	FMG Finance Party, Ltd., 10.625%,
	due 9/1/16 (Australia) (a)	8,817,795
8,000,000	Murray Energy Corp., 10.250%,
	due 10/15/15 (a) (b)	7,960,000

		21,126,738

	Retail - 1.86%
5,000,000	Blockbuster, Inc., 11.750%,
	due 10/1/14 (a)	4,762,500
500,000	Rite Aid Corp., 10.250%,
	due 10/15/19 (a)	505,000

		5,267,500

	Technology - 2.13%
6,991,094	First Data Corp. Term Loan B1,
	2.998% due 9/24/14 (b)	6,025,449

	Telecommunications - 7.87%
7,970,000	Digicel Group, Ltd., 8.875%,
	due 1/15/15 (Bermuda) (a)	7,611,350
9,000,000	Intelsat Jackson Holdings, Ltd.,
	11.250%, due 6/15/16 (Bermuda)	9,630,000
5,000,000	West Corp., 9.500%, due 10/15/14	5,025,000

		22,266,350

Principal Amount ($)	Issues	Value (Note 1)

	Transportation - 5.94%
5,954,523	Accuride Corp. Term Loan,
	due 6/30/13* (b)	$5,926,614
3,000,000	Navios Maritime Holdings/Finance,
	8.875%, due 11/1/17
	(Marshall Islands) (a)	3,060,000
3,000,000	Navistar International Corp.,
	8.250%, due 11/1/21	2,943,750
1,300,000	Swift Transportation Co., Inc.,
	8.190%, due 5/15/15 (a) (b)	903,500
4,598,681	Swift Transportation Co., Inc. Term
	Loan B, 8.250%, due 5/10/14 (b)	3,973,260

		16,807,124

	Utilities - 3.40%
12,500,000	Texas Competitive Electric Holdings
	Co. LLC Term Loan,
	due 10/10/14 (b)	9,625,000

	Total Corporate Debt Instruments
	(Cost $201,157,029)	203,735,712

The accompanying notes are an integral part of the financial statements.

55

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments (continued)
at October 31, 2009

Principal Amount ($)	Issues	Value (Note 1)

Short Term Investments - 41.30%

	Repurchase Agreement - 41.30%
116,819,419	JPMorgan Securities, Inc.,
	0.01%, dated 10/30/09,
	due 11/2/09 (c) (d)	$116,819,419

	Total Short Term Investments
	(Cost $116,819,419)	116,819,419

	Total Investment
	Portfolio - 113.33%
	(Cost $317,976,448)	320,555,131
	Liabilities in excess of
	Other Assets - (13.33%)	(37,716,333)

	NET ASSETS - 100.00%
	(Applicable to 8,866,692 shares
	outstanding, Investor Class
	and 18,710,275 shares
	outstanding, Institutional
	Class)	$282,838,798

Notes:
PIK:	Payment-in-kind.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Variable rate security.
(c)	Repurchase agreement collateralized by U.S. Treasury Bill, par value $120,510,000, due 8/26/10, value $120,211,135.
(d)	A portion of this security is segregated for future fund commitments.
*	Issuer in default.

The aggregate cost for federal income tax purposes is $317,500,171.
The aggregate gross unrealized appreciation for federal income tax purposes is $3,931,641.
The aggregate gross unrealized depreciation for federal income tax purposes is $(876,681).

Country Concentration

% of Net Assets

United States*	93.94%
Canada	6.74
Bermuda	6.09
Australia	3.12
Norway	2.36
Marshall Islands	1.08

Total	113.33%

* Includes cash equivalents.

The accompanying notes are an integral part of the financial statements.

56

Third Avenue Trust
Third Avenue Focused Credit Fund
Statement of Assets and Liabilities
October 31, 2009

Assets:
Investments at value (cost of $201,157,029) (Note 1)	$203,735,712
Repurchase agreement (cost of $116,819,419)	116,819,419

Total investments (cost of $317,976,448)	320,555,131
Receivable for fund shares sold	5,049,294
Dividends and interest receivable	3,094,826
Receivable for securities sold	2,607,180
Receivable for unrealized appreciation on unfunded commitments	65,000
Other assets	159,974

Total assets	331,531,405

Liabilities:
Payable for securities purchased	48,060,673
Payable for fund shares redeemed	349,798
Accounts payable and accrued expenses	159,798
Payable to investment adviser (Note 3)	106,676
Distribution fees payable (Note 5)	14,567
Payable for other shareholder servicing fees (Note 3)	915
Payable to trustees and officers	180

Total liabilities	48,692,607

Net assets	$282,838,798

Summary of net assets:
Capital stock, unlimited shares authorized, $0.001 par value,
8,866,692 shares outstanding, Investor Class,
18,710,275 shares outstanding, Institutional Class	$278,743,048
Accumulated undistributed net investment income	1,227,103
Accumulated undistributed net realized gains from
investments	224,964
Net unrealized appreciation of investments	2,643,683

Net assets applicable to capital shares outstanding	$282,838,798

Investor Class:
Net assets applicable to 8,866,692 shares outstanding,
unlimited number of shares authorized with a $0.001 par value	$90,913,254

Net asset value, offering and redemption price per share	$10.25

Institutional Class:
Net assets applicable to 18,710,275 shares outstanding,
unlimited number of shares authorized with a $0.001 par value	$191,925,544

Net asset value, offering and redemption price per share	$10.26

The accompanying notes are an integral part of the financial statements.
57

Third Avenue Trust
Third Avenue Focused Credit Fund
Statement of Operations
For the Period Ended October 31, 2009*

Investment Income:
Interest	$1,437,834
Other income	31,135

Total investment income	1,468,969

Expenses:
Investment advisory fees (Note 3)	198,311
Transfer agent fees (Note 5)	32,313
Auditing and tax consulting fees	32,021
Offering costs (Note 1)	25,069
Distribution fees (Note 5)	20,819
Accounting fees	14,631
Reports to shareholders (Note 5)	7,525
Registration and filing fees	4,962
Administration fees (Note 3)	1,191
Other shareholder servicing fees (Note 3)	915
Custodian fees	826
Legal fees	787
Trustees’ and officers’ fees and expenses	180
Miscellaneous expenses	1,158

Total expenses	340,708
Less: Expenses waived and reimbursed (Note 3)	(52,039)

Net expenses	288,669

Net investment income	1,180,300

Realized and unrealized gain on investments:
Net realized gain on investments - unaffiliated issuers	224,964
Net change in unrealized appreciation/depreciation on investments	2,643,683

Net gain on investments	2,868,647

Net increase in net assets resulting from operations	$4,048,947

*	The Fund commenced investment operations on August 31, 2009.

The accompanying notes are an integral part of the financial statements.
58

Third Avenue Trust
Third Avenue Focused Credit Fund
Statement of Changes in Net Assets

For the Period Ended October 31, 2009*

Operations:
Net investment income	$1,180,300
Net realized gain on investments	224,964
Net change in unrealized appreciation/depreciation on investments	2,643,683

Net increase in net assets resulting from operations	4,048,947

Capital Share Transactions:
Proceeds from sale of shares	285,411,306
Redemption fees	19,314
Cost of shares redeemed	(6,640,769)

Net increase in net assets resulting from capital
share transactions	278,789,851

Net increase in net assets	282,838,798
Net assets at beginning of period	—

Net assets at end of period
(including undistributed net investment income of $1,227,103)	$282,838,798

*	The Fund commenced investment operations on August 31, 2009.

The accompanying notes are an integral part of the financial statements.
59

Third Avenue Trust
Third Avenue Focused Credit Fund
Financial Highlights

Selected data (for a share outstanding throughout the period) and ratios are as follows:

	Investor Class

	For the Period Ended October 31, 2009*

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.07	@
Net gain on investment transactions (both realized and unrealized)	0.18	[1]

Total from investment operations	0.25

Net asset value, end of period	$10.25

Total return[2]		2.50%[3]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$90,913
Ratio of expenses to average net assets
Before expense reimbursement/recovery		1.53%[4]
After expense reimbursement/recovery[5]	1.40	%4#
Ratio of net investment income to average net assets		4.18%[4]
Portfolio turnover rate		12%[3]

[1]	Includes redemption fees of less than $0.01 per share.
[2]

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[3]	Not annualized.
[4]	Annualized.
[5]	As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.40%.
#	The investment adviser waived a portion of its fees.
@	Calculated based on the average number of shares outstanding during the period.

*	The Fund commenced investment operations on August 31, 2009.

The accompanying notes are an integral part of the financial statements.

60

Third Avenue Trust
Third Avenue Focused Credit Fund
Financial Highlights

Selected data (for a share outstanding throughout the period) and ratios are as follows:

	Institutional Class

	For the Period Ended October 31, 2009*

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.08	@
Net gain on investment transactions (both realized and unrealized)	0.18

Total from investment operations	0.26

Net asset value, end of period	$10.26

Total return[1]		2.60%[2]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$191,926
Ratio of expenses to average net assets
Before expense reimbursement/recovery		1.18%[3]
After expense reimbursement/recovery[4]	0.95	%3#
Ratio of net investment income to average net assets		4.59%[3]
Portfolio turnover rate		12%[2]

[1]

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]	Not annualized.
[3]	Annualized.
[4]	As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.
#	The investment adviser waived a portion of its fees and reimbursed certain expenses.
@	Calculated based on the average number of shares outstanding during the period.

*	The Fund commenced investment operations on August 31, 2009.

The accompanying notes are an integral part of the financial statements.

61

Third Avenue Trust
Notes to Financial Statements
October 31, 2009

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:
Third Avenue Trust (the “Trust”) is an open-end, management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of five non-diversified (within the meaning of Section 5(b)(2) of the Investment Company Act), separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, Third Avenue International Value Fund and Third Avenue Focused Credit Fund (commenced investment operations on August 31, 2009) (each a “Fund” and, collectively, the “Funds”). Third Avenue Management LLC (the “Adviser”) provides investment advisory services to each of the Funds in the Trust. The Funds seek to achieve their investment objectives by adhering to a strict value discipline when selecting securities. Each Fund has a distinct investment approach.

Third Avenue Value Fund seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies believed to be without significant liabilities in comparison to their liquid resources) at a discount to what the Adviser believes is their intrinsic value. The Fund also seeks to acquire senior securities, such as preferred stocks and debt instruments (including high-yield and distressed securities) (commonly known as “junk bonds”) that the Adviser believes are undervalued.

Third Avenue Small-Cap Value Fund seeks to achieve its objective by acquiring equity securities, including common stocks and convertible securities, of well-financed small companies at a discount to what the Adviser believes is their intrinsic value. The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield and distressed securities) that the Adviser believes are undervalued. Under normal circumstances, the Fund expects to invest at least 80% of its assets in securities of companies that are considered small. The Fund considers a “small company” to be one whose market capitalization is within the range of capitalizations during the most recent 12-month period of companies in the Russell 2000 Index, the S&P Small Cap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of investment (based on month-end data).

Third Avenue Real Estate Value Fund, under normal circumstances, seeks to achieve its objective by investing at least 80% of its assets in securities of real estate and real estate-related companies, or in companies which own significant real estate assets at the time of investment (“real estate companies”). These securities will primarily be equity securities (which may include both common and preferred stocks, and convertible securities) of well-financed real estate companies. The Fund seeks to acquire these securities at a discount to what the Adviser believes is their intrinsic value. The Fund may also invest a portion of its assets in debt securities (which may include high-yield, distressed and mortgage-backed securities) of real estate companies or loans secured by real estate that the Adviser believes have above-average yield potential.

Third Avenue International Value Fund seeks to achieve its objective by primarily acquiring equity securities, including common stocks and convertible securities, of well-financed companies located outside of the United States. While the Fund may invest in companies located anywhere in the world, it currently expects that most of its assets will be

62

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2009

invested in the more developed countries, and under normal circumstances, at least 80% of its assets will be invested in securities of issuers located outside of the United States at the time of investment. The Fund may also invest a portion of its assets in debt securities (which may include high-yield, distressed and mortgage-backed securities) that the Adviser believes have above-average yield potential.

Third Avenue Focused Credit Fund, under normal circumstances, seeks to achieve its objective mainly by investing at least 80% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) in bonds and other types of credit instruments. The Fund does not seek to invest for current yield, but rather for total return, which may include investment returns from a combination of sources including capital appreciation, fees and interest income. The Fund intends to invest a substantial amount of its assets in credit instruments that are rated below investment grade by some or all relevant independent rating agencies, including Moody’s Investors Service, Standard & Poor’s Rating Service and Fitch Rating Service.

Because of the Funds’ disciplined and deliberate investing approach, there may be times when the Funds will have significant cash positions. A substantial cash position can impact Fund performance in certain market conditions, and may make it more difficult for a Fund to achieve its investment objective.

Accounting policies:
The policies described below are followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security valuation:
Generally, the Funds’ investments are valued at market value. Securities traded on a principal stock exchange, including The NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last quoted sales price, the NASDAQ official closing price, or in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. In accordance with procedures approved by the Trust’s Board of Trustees (the “Board”), the Funds may adjust the prices of securities traded in foreign markets, as appropriate, to reflect the fair value as of the time the Funds’ net asset values are calculated. Floating rate loan securities are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from a pricing service. Temporary cash investments are valued at cost, plus accrued interest, which approximates market. Short-term debt securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term debt securities with 60 days or less to maturity are amortized to maturity based on their cost.

Each Fund may invest up to 15% of its total net assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws (“restricted securities”). Restricted securities and other securities and assets for which market quotations are not readily available are valued at “fair value”, as determined

63

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2009

in good faith by the Trust’s Valuation Committee as authorized by the Board of the Trust, under procedures established by the Board. At October 31, 2009, such securities had a total fair value of $57,781,009 or 1.02% of net assets of Third Avenue Value Fund, $11,579,944 or 0.95% of net assets of Third Avenue Small-Cap Value Fund, $59,252,009 or 4.29% of net assets of Third Avenue Real Estate Value Fund and $17,345,597 or 1.30% of net assets of Third Avenue International Value Fund. There were no fair valued securities for Third Avenue Focused Credit Fund at October 31, 2009. Among the factors considered by the Trust’s Valuation Committee in determining fair value are: the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the percentage of the Fund’s beneficial ownership of the issuer’s common stock and debt securities, the operating results of the issuer and the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Restricted securities often have costs associated with subsequent registration. The restricted securities currently held by the Funds are not expected to incur any material future registration costs.

Fair Value Measurements:

In accordance with Financial Accounting Standards Board Accounting Standard Codification (“FASB ASC”) FASB ASC 820-10, Fair Value Measurements and Disclosures (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

64

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2009

Effective October 31, 2009, the Funds adopted the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures (formerly FSP FAS 157-4). This FASB provides guidance in determining fair value when the volume and level of activity for the asset or liability significantly decreased and identifying transactions that are not orderly. FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. The guidance provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10. The guidance also requires additional disclosures regarding inputs and valuation techniques used, change in valuation techniques and related inputs, if any, and more disaggregated information relating to debt and equity securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary by level of inputs used to value the Funds’ investments as of October 31, 2009:

	Third Avenue Value Fund	Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund	Third Avenue International Value Fund	Third Avenue Focused Credit Fund

Level 1: Quoted Prices
Investments in Securities:
Common Stocks & Warrants:
Aerospace & Defense	$—	$1,700,798	$—	$—	$—
Agriculture	—	48,634,191	—	96,507,711	—
Annuities & Mutual Fund Management & Sales	146,630,000	—	—	—	—
Chemical & Allied Products	—	9,641,454	—	—	—
Computer Peripherals	—	18,982,166	—	—	—
Consumer Products	—	26,173,892	—	—	—
Corporate Services	—	—	—	8,758,102	—
Depository Institutions	1,518,575	—	—	—	—
Diversified Media	—	1,182,475	—	—	—
Diversified Operations	209,000,000	—	—	28,182,276	—
Electronics Components	37,885,584	41,828,398	—	—	—
Energy/Services	—	83,555,941	—	—	—

65

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2009

	Third Avenue Value Fund	Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund	Third Avenue International Value Fund	Third Avenue Focused Credit Fund

Financial Insurance	$50,945,294	—	$—	$—	$—
Forest Products & Paper	—	34,039,445	—	17,833,455	—
Healthcare Services	—	$46,821,258	—	—	—
Holding Companies	72,147,056	51,500,500	—	28,556,853	—
Home Development	32,620,000	—	—	—	—
Industrial & Agricultural Equipment	8,390,330	—	—	—	—
Industrial Equipment	—	3,790,434	—	—	—
Insurance	—	—	—	18,723,154	—
Insurance & Reinsurance	—	40,526,993	—	—	—
Life Insurance	—	38,998,829	—	—	—
Metals & Mining	—	—	—	42,016,318	—
Metals Manufacturing	—	56,022,722	—	—	—
Mutual Holding Companies	14,419,339	—	—	—	—
Non-U.S. Real Estate Operating Companies	—	—	104,019,113	—	—
Oil & Gas	—	27,832,829	—	—	—
Oil & Gas Production & Services	352,376,323	—	—	17,763,961	—
Retail	—	1,117,668	—	—	—
Securities Trading Services	—	27,191,595	—	—	—
Semiconductor Equipment
Manufacturers & Related	—	21,894,131	—	—	—
Software	—	38,868,720	—	—	—
Steel & Specialty Steel	357,420,000	—	—	—	—
Telecommunications	72,952,032	—	—	—	—
Telecommunications Equipment	—	21,525,687	—	—	—
Transportation	—	6,394,181	—	—	—
U.S. Real Estate Investment Trusts	—	—	66,757,999	—	—
U.S. Real Estate Operating Companies	209,350,037	87,713,098	162,391,298	—	—
Utilities, Utility Service Companies &
Waste Management	151,474,153	—	—	—	—
Preferred Stocks:
U.S. Real Estate Investment Trust	—	—	4,197,500	—	—
U.S. Real Estate Operating Companies	—	`—	6,903,000	—	—
Limited Partnerships:
Infrastructure	5,800,000	—	—	—	—

Total for Level 1 Securities	$1,722,928,723	$735,937,405	$344,268,910	$258,341,830	$—

66

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2009

	Third Avenue Value Fund	Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund	Third Avenue International Value Fund	Third Avenue Focused Credit Fund

Level 2: Other Significant Observable Inputs*
Investments in Securities:
Common Stocks:
Advertising	$—	$—	$—	$25,881,701	$—
Agriculture	—	—	—	11,139,711	—
Automotive	503,129,641	—	—	—	—
Building & Construction Products/Services	—	—	—	6,905,817	—
Chemical & Allied Products	—	49,017,697	—	—	—
Depository Institutions	37,704,325	—	—	—	—
Diversified Operations	262,196,063	—	—	53,751,435	—
Electronics Components	—	—	—	97,022,269	—
Forest Products & Paper	—	—	—	30,665,757	—
Holding Companies	1,243,166,533	65,975,907	—	113,361,141	—
Industrial Equipment	—	29,635,097	—	—	—
Insurance	—	—	—	169,215,289	—
Investment Companies	—	—	—	7,134,653	—
Machinery	—	—	—	20,845,527	—
Non-U.S. Real Estate Consulting/Management	—	—	17,366,132	—	—
Non-U.S. Real Estate Investment Trusts	—	—	145,656,525	—	—
Non-U.S. Real Estate Operating Companies	1,082,326,810	96,812,633	469,442,494	93,988,111	—
Other Financial	—	—	—	44,720,701	—
Pharmaceuticals	—	—	—	58,436,663	—
Technology-Hardware	—	—	—	40,776,399	—
Telecommunications	—	—	—	72,045,901	—
Transportation	—	—	—	38,723,368	—
Preferred Stocks:	—	—	—	—
Insurance & Reinsurance	8,814	—	—	—	—
Debt Securities issued by the U.S. Treasury and other government corporations and agencies:
U.S. Treasury Inflation Indexed Notes	—	11,495,836	—	—	—
Corporate Debt Instruments	246,782,287	56,788,514	128,345,698	—	203,735,712
Purchased Options:
Foreign Currency Put Options	—	1,299,475	—	614,925	—
Short Term Investments:
Repurchase Agreement	317,584,740	81,943,455	113,894,193	117,609,851	116,819,419
U.S. Government Obligations	199,975,800	69,992,548	99,989,684	49,993,766	—

Total for Level 2 Securities	$3,892,875,013	$462,961,162	$974,694,726	$1,052,832,985	$320,555,131

67

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2009

	Third Avenue Value Fund	Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund	Third Avenue International Value Fund	Third Avenue Focused Credit Fund

Level 3: Significant Unobservable Inputs
Investments in Securities:
Common Stocks:
Auto Supply	$—	$—	$—	$—	$—
Consumer Products	26,318	—	—	—	—
Financial Insurance	38,067	—	—	—	—
Forest Products & Paper	—	5,167,444	—	17,345,597	—
Insurance & Reinsurance	485,375	—	—	—	—
Manufactured Housing	35,000,000	—	—	—	—
U.S. Real Estate Operating Companies	7,077,981	—	59,252,009	—	—
Limited Partnerships:
Holding Companies	—	6,412,500	—	—	—
Insurance & Reinsurance	234,146	—	—	—	—
Preferred Stocks:
Auto Supply	—	—	—	—	—
Financial Insurance	—	—	—	—	—
Insurance & Reinsurance	271,577	—	—	—	—
Corporate Debt Instruments	14,647,545	—	—	—	—

Total for Level 3 Securities	57,781,009	11,579,944	59,252,009	17,345,597	—

Total Value of Investments	$5,673,584,745	$1,210,478,511	$1,378,215,645	$1,328,520,412	$320,555,131

*	Includes certain securities trading primarily outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

68

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2009

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 10/31/08 (fair value)	Net change in unrealized appreciation/ (depreciation)	Net purchases	Payment- in-kind interest	Return of capital	Transfer in Level 3	Balance as of 10/31/09 (fair value)	Net change in unrealized appreciation (depreciation) attributable to assets still held at period end

Third Avenue Value Fund
Common Stocks:
Auto Supply	$—	$—	$—	$—	$—	$—	$—	$—
Consumer Products	26,318	—	—	—	—	—	26,318	—
Financial Insurance	38,067	—	—	—	—	—	38,067	—
Insurance & Reinsurance	758,672	(51,964)	—	—	(221,333)	—	485,375	(51,964)
Manufactured Housing	—	—	35,000,000	—	—	—	35,000,000	—
U.S. Real Estate Operating Companies	11,309,589	(4,231,608)	—	—	—	—	7,077,981	(4,231,608)
Corporate Debt Instruments	14,647,007	(918,200)	—	918,738	—	—	14,647,545	(918,200)
Limited Partnerships:
Insurance & Reinsurance	308,898	(74,752)	—	—	—	—	234,146	(74,752)
Preferred Stocks:
Auto Supply	1,064,464	(1,064,464)	—	—	—	—	—	(1,064,464)
Financial Insurance	—	—	—	—	—	—	—	—
Insurance & Reinsurance	367,047	(95,470)	—	—	—	—	271,577	(95,470)

Total	$28,520,062	$(6,436,458)	$35,000,000	$918,738	$(221,333)	$—	$57,781,009	$(6,436,458)

Third Avenue Small-Cap Value Fund
Common Stocks:
Forest Products & Paper	$6,827,263	$(1,659,819)	$—	$—	$—	$—	$5,167,444	$(1,659,819)
Limited Partnerships:
Holding Companies	3,325,000	3,087,500	—	—	—	$—	6,412,500	3,087,500

Total	$10,152,263	$1,427,681	$—	$—	$—	$—	$11,579,944	$1,427,681

Third Avenue Real Estate Value Fund
Common Stocks:
U.S. Real Estate Operating Companies	$7,737,467	$(25,394,013)	$—	$—	$—	$76,908,555	$59,252,009	$(25,394,013)

Third Avenue International Value Fund
Common Stocks:
Forest Products & Paper	$22,600,027	$(5,329,338)	$74,908	$—	$—	$—	$17,345,597	$(5,329,338)

69

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2009

Security transactions and investment income:
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. These amounts may subsequently be reclassified upon receipt of information from the issuer. Realized gains and losses from securities transactions are reported on an identified cost basis.

Foreign currency translation and foreign investments:
The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

•	Investments and assets and liabilities denominated in foreign currencies: At the prevailing rates of exchange on the valuation date.

•	Investment transactions and investment income: At the prevailing rates of exchange on the date of such transactions.

The net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of equity securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investments transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

70

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2009

Option contracts:
The Funds may invest in derivatives for various hedging and non-hedging purposes, including to hedge against foreign currency risk.

An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in option contracts require the Funds to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of options that expire unexercised are treated by the Funds, on expiration date, as realized losses on investments.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds, on the expiration date, as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Funds. In purchasing and writing options, the Funds bear the market risk of an unfavorable change in the price of the underlying security or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing a security or currency at a price different from the current market value. The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing over-the-counter options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.

Floating rate obligations:
The Funds may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with an underlying index or price. These securities may be backed by U.S. government or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based on, or reflect the passing through of, floating interest payments on an underlying collateral pool. These obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates.

71

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2009

Repurchase agreements:
The Funds may invest excess cash in repurchase agreements whereby the Funds purchase securities, which serve as collateral, with an agreement to resell such collateral at the maturity date of the repurchase agreement. Securities pledged as collateral for repurchase agreements are held by the Funds’ custodian bank until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Offering costs:
Offering costs of $149,128 for Third Avenue Focused Credit Fund are being amortized on a straight line basis over one year from commencement of operations.

Distributions to shareholders:
Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date.

Income taxes:
The Funds have complied and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Expense allocation:
Expenses attributable to a specific Fund are charged to that Fund. Expenses attributable to the Trust are generally allocated using the ratio of each Fund’s average net assets relative to the total average net assets of the Trust. Certain expenses are shared with Third Avenue Variable Series Trust, an affiliated fund group. Such costs are allocated using the ratio of the Funds’ average net assets relative to the total average net assets of the Funds and Third Avenue Variable Series Trust.

Class Accounting:
Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of Third Avenue Focused Credit Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

72

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2009

Trustees’ and officers’ fees:
The Trust does not pay any fees to its officers for their services as such, except for the Chief Compliance Officer, to whom the Trust paid $157,771 for the year ended October 31, 2009. The Trust does pay, together with Third Avenue Variable Series Trust, Trustees who are not affiliated with the Adviser a fee of $4,000 for each meeting of the Board that they attend, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at meetings. If a special meeting is required, Trustees will each receive $2,500. The Trust, together with Third Avenue Variable Series Trust, also pays non-interested Trustees an annual stipend of $59,000 (the lead independent trustee receives an annual retainer of $67,000). The Trustees on the Audit Committee each receive $1,500 for each audit committee meeting and the audit committee chairman receives an annual retainer of $4,000.

2. SECURITIES TRANSACTIONS

Purchases and sales/conversions:
The aggregate cost of purchases and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act as ownership of 5% or more of the outstanding common stock of the issuer) for the year ended October 31, 2009 were as follows:

	Purchases	Sales

Third Avenue Value Fund:
Affiliated	$80,499,706	$293,742,694
Unaffiliated	140,805,128	796,892,212
Third Avenue Small-Cap Value Fund:
Affiliated	21,356,658	52,152,078
Unaffiliated	139,886,412	343,804,707
Third Avenue Real Estate Value Fund:
Affiliated	38,634,159	8,646,785
Unaffiliated	200,514,580	431,086,114
Third Avenue International Value Fund:
Affiliated	46,886,139	96,359,974
Unaffiliated	115,093,925	97,304,299
Third Avenue Focused Credit Fund:
Unaffiliated	217,794,166	16,576,557

73

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2009

Written options transactions during the period are summarized as follows:

	Third Avenue Real Estate Value Fund
	Number of Contracts	Premiums Received

Options outstanding at October 31, 2008	—	$—

Options written	46,854	4,742,103
Options exercised	(18,963)	(1,627,117)
Options expired	(27,891)	(3,114,986)

Options outstanding at October 31, 2009	—	$—

3. INVESTMENT ADVISORY SERVICES, ADMINISTRATION AND SERVICE FEE AGREEMENTS
Each Fund has an Investment Advisory Agreement with the Adviser for investment advice and certain management functions. The terms of the Investment Advisory Agreements provide the annual advisory fees based on the total average daily net assets for the Funds which are indicated as below:

Fund	Annual Management Fee

Third Avenue Value Fund	0.90%
Third Avenue Small-Cap Value Fund	0.90%
Third Avenue Real Estate Value Fund	0.90%
Third Avenue International Value Fund	1.25%
Third Avenue Focused Credit Fund	0.75%

Additionally, under the terms of the Investment Advisory Agreements, the Adviser pays certain expenses on behalf of the Funds which are partially reimbursed by the Funds, including service fees due to third parties, the compensation expense for the Funds’ Chief Compliance Officer and other miscellaneous expenses. At October 31, 2009, Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, Third Avenue International Value Fund and Third Avenue Focused Credit Fund had amounts payable to the Adviser of $654,832, $147,060, $128,707, $99,364 and $6,227, respectively, for reimbursement of expenses paid by the Adviser.

Under current arrangements, whenever, in any fiscal year, each Fund’s normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds the expense limitation based on each Fund’s average daily net assets, the Adviser has agreed to reimburse each Fund in an amount equal to that excess. Below are the expense limitations in effect for each Fund:

74

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2009

Fund	Expense Limitation

Third Avenue Value Fund:
on the first $100 million	1.90%
on the amount over $100 million	1.50%
Third Avenue Small-Cap Value Fund:
on the first $100 million	1.90%
on the amount over $100 million	1.50%
Third Avenue Real Estate Value Fund	1.50%
Third Avenue International Value Fund	1.40%*
Third Avenue Focused Credit Fund:
Investor Class	1.40%
Institutional Class	0.95%

*	Effective July 1, 2009 until June 30, 2011, the expense limitation is 1.40%. Prior to July 1, 2009, the expense limitation was 1.75%.

The waived and reimbursed expenses may be paid to the Adviser during the following three-year period to the extent that the payment of such expenses would not cause the Funds to exceed the preceding limitations. These expense limitations can be terminated at any time. The Advisor waived fees of $427,922 for Third Avenue International Value Fund for the year ended October 31, 2009, and waived fees and reimbursed expenses of $52,039 for Third Avenue Focused Credit Fund for the period ended October 31, 2009.

The Trust has entered into an Administration Agreement with the Adviser pursuant to which the Adviser, as administrator, is responsible for providing various administrative services to the Trust. The Adviser has in turn entered into a Sub-Administration Agreement with PNC Global Investment Servicing (U.S.) Inc. (“PNC”), pursuant to which PNC provides certain of these administrative services on behalf of the Adviser. The Adviser earns a fee from the Trust equal to $174,590 plus 50% of the difference between (i) $191,022 plus .01% of the Fund’s average daily net assets in excess of $1 billion and (ii) $174,590. The Adviser pays PNC an annual sub-administration fee for sub-administration services provided to the Trust equal to $180,775.

Both the Trust and the Adviser have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of each customer were registered directly with the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse a portion of the intermediary fees paid by the Adviser pursuant to provisions adopted by the Board. Each Fund pays a portion of the intermediary fees attributable to shares of the Fund not exceeding the estimated expense the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary accounts. The Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations. For the year ended October 31, 2009, such fees amounted to $6,802,900 for Third Avenue Value Fund, $1,290,914 for Third Avenue Small-Cap Value

75

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2009

Fund, $1,571,936 for Third Avenue Real Estate Value Fund, $1,148,457 for Third Avenue International Value Fund and $915 for Third Avenue Focused Credit Fund.

4. RELATED PARTY TRANSACTIONS

Brokerage commissions:
M.J. Whitman LLC, a registered broker-dealer, and Private Debt LLC, a dealer in the trading of bank debt and other private claims, operate under common control with the Adviser. For the year ended October 31, 2009, the Funds incurred brokerage commissions, paid to related parties as follows:

Fund	M.J. Whitman LLC	Private Debt LLC

Third Avenue Value Fund	$2,111,323	$—
Third Avenue Small-Cap Value Fund	578,723	—
Third Avenue Real Estate Value Fund	718,104	—
Third Avenue International Value Fund	254,391	—
Third Avenue Focused Credit Fund	—	—

76

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2009

Investment in affiliates:
A summary of the Funds’ transactions in securities of affiliated issuers for the year ended October 31, 2009 is set forth below:

Third Avenue Value Fund

Name of Issuer:	Shares Held at Oct. 31, 2008	Shares Purchased	Shares Sold		Shares Held at Oct. 31, 2009	Value at Oct. 31, 2009	Dividend Income Nov. 1, 2008 - Oct. 31, 2009

Alamo Group, Inc.*	594,300	—	594,300		—	$—	$ —
Ambac Financial Group, Inc.	25,707,362	—	—		25,707,362	29,563,466	257,074
AVX Corp. *	9,046,200	—	5,699,417		3,346,783	37,885,584	401,614
Carver Bancorp, Inc.	218,500	—	—		218,500	1,518,575	87,400
Covanta Holding Corp.	8,816,889	—	—		8,816,889	151,474,153	—
FedFirst Financial Corp.	490,036	—	—		490,036	1,778,831	—
Fleetwood Homes, Inc.	—	500	—		500	35,000,000	—
FNC Realty Corp.	18,975,821	—	—		18,975,821	7,077,981	—
Forest City Enterprises, Inc., Class A	9,149,445	4,614,758	—		13,764,203	120,023,850	907,900
Gouverneur Bancorp, Inc.	205,511	—	—		205,511	1,582,435	69,874
Henderson Land Development Co., Ltd.	119,598,738	—	—		119,598,738	845,525,980	15,431,797
Home Federal Bancorp, Inc.	274,157	—	—		274,157	2,254,941	65,798
Home Products International, Inc.	526,368	—	—		526,368	26,318	—
ISE Corp.	217,210	—	—		217,210	—	—
ISE Corp. Series B	759,866	—	—		759,866	—	—
Manifold Capital Holdings, Inc.	3,806,722	—	3,806,685	†	37	38,067	—
MBIA, Inc. *	19,349,845	—	14,083,385		5,266,460	21,381,828	—
Radian Group, Inc.*	10,649,350	—	10,649,350		—	—	53,247
RS Holdings Corp., Convertible, Class A	1,022,245	—	—		1,022,245	271,577	—
SFSB, Inc.	242,800	—	—		242,800	801,240	—
St. Joe Co. (The)*	6,415,712	—	6,415,712		—	—	—
Sycamore Networks, Inc.	10,000,000	5,017,952	—		15,017,952	42,801,163	—
Tejon Ranch Co.	3,420,106	—	—		3,420,106	89,127,962	—
Toyota Industries Corp.	18,576,400	—	—		18,576,400	503,129,641	3,671,238

Total Affiliates						$1,891,263,592	$20,945,942

*	As of October 31, 2009, no longer an affiliate.
†	Decrease due to reverse stock split.

77

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2009

Third Avenue Small-Cap Value Fund

Name of Issuer:	Shares Held at Oct. 31, 2008	Shares Purchased	Shares Sold	Shares Held at Oct. 31, 2009	Value at Oct. 31, 2009	Dividend Income Nov. 1, 2008 - Oct. 31, 2009

Bel Fuse, Inc., Class B	766,242	—	25,000	741,242	$13,416,480	$209,298
Bronco Drilling Co., Inc.	1,700,615	—	37,353	1,663,262	10,511,816	—
Catalyst Paper Corp.	21,530,352	—	—	21,530,352	5,167,444	—
Cross Country Healthcare, Inc.	2,859,278	462,544	100,000	3,221,822	26,612,250	—
Electro Scientific Industries, Inc.	1,774,506	—	—	1,774,506	19,413,096	—
Encore Wire Corp. *	2,126,051	—	1,036,939	1,089,112	22,599,074	131,034
Haverty Furniture Cos., Inc. *	1,891,945	—	1,799,652	92,293	1,117,668	—
Herley Industries, Inc. *	706,505	—	556,125	150,380	1,700,798	—
K-Swiss, Inc., Class A	1,447,785	—	68,600	1,379,185	11,254,150	2,967,959
National Western Life Insurance Co., Class A	233,674	—	12,291	221,383	38,998,829	79,698
Parco Co., Ltd.	5,296,500	94,000	115,900	5,274,600	46,175,571	830,456
PYI Corp., Ltd.	158,571,369	317,208,861	—	475,780,230	21,713,681	—

Total Affiliates					$218,680,857	$4,218,445

*	As of October 31, 2009, no longer an affiliate.

Third Avenue Real Estate Value Fund

Name of Issuer:	Shares Held at Oct. 31, 2008	Shares Purchased	Shares Sold	Shares Held at Oct. 31, 2009	Value at Oct. 31, 2009	Dividend Income Nov. 1, 2008 - Oct. 31, 2009

Consolidated-Tomoka Land Co.	500,500	—	—	500,500	$17,217,200	$175,175
FNC Realty Corp.	12,982,327	—	—	12,982,327	4,842,408	—
Forest City Enterprises, Inc., Class A	6,192,223	3,898,550	—	10,090,773	87,991,541	575,378
Killam Properties, Inc. *	1,845,100	—	1,845,100	—	—	354,699
Newhall Holding Co. LLC, Class A Units	—	29,410,595	—	29,410,595	54,409,601	—
Thomas Properties Group, Inc.	2,411,373	—	—	2,411,373	7,306,460	235,109

Total Affiliates					$171,767,210	$1,340,361

*	As of October 31, 2009, no longer an affiliate.

Third Avenue International Value Fund

Name of Issuer:	Shares Held at Oct. 31, 2008	Shares Purchased	Shares Sold		Shares Held at Oct. 31, 2009	Value at Oct. 31, 2009	Dividend Income Nov. 1, 2008 - Oct. 31, 2009

ABB Grain, Ltd.*	11,875,749	228,928	12,104,677	†	—	$—	$4,874,330
Boardroom, Ltd.	22,522,784	—	—		22,522,784	8,758,102	469,749
Catalyst Paper Corp.	59,271,095	1,000,000	—		60,271,095	14,465,508	—
Catalyst Paper Corp.**	12,000,000	—	—		12,000,000	2,880,089	—
Dundee Precious Metals, Inc.	4,817,832	4,720,000	3,792,832		5,745,000	19,166,813	—
GuocoLeisure, Ltd.	95,915,023	—	—		95,915,023	42,275,767	1,031,270
Netia S.A.	30,050,529	19,446,164	—		49,496,693	72,045,901	—
Rubicon, Ltd.	44,893,185	77,897	—		44,971,082	30,665,757	—
Tenon, Ltd.	—	10,482,120	—		10,482,120	6,905,817	—
WBL Corp., Ltd.	19,359,300	10,201,369	—		29,560,669	97,022,269	1,091,376

Total Affiliates						$294,186,023	$7,466,725

†	8,303,872 shares decreased due to merger.
*	As of October 31, 2009, no longer an affiliate.
**

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

78

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2009

Certain employees of the Adviser serve as members of the board of directors of companies in which the Funds have investments. As a result of such service, for the year ended October 31, 2009, the Funds received the following fees: $84,915 for Third Avenue Value Fund, $3,134 for Third Avenue Small-Cap Value Fund and $7,632 for Third Avenue Real Estate Value Fund. These fees are included in “Other income” on the accompanying Statement of Operations.

5. CLASS SPECIFIC EXPENSES:

The Board of Trustees of the Third Avenue Focused Credit Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act. The Plan provides that, as compensation for distribution and related services provided to Third Avenue Focused Credit Fund Investor Class (“TFCVX”), TFCVX accrues a distribution fee calculated at the annual rate of 0.25% of average daily net assets of TFCVX. Such fees may be paid to institutions that provide such services. The amount of fees paid during any period may be more or less than the cost of distribution and other services provided. FINRA rules impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

For the period ended October 31, 2009, class specific expenses were as follows:

Third Avenue Focused Credit Fund	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses

Investor Class	$20,819	$11,615	$6,000
Institutional Class	—	20,698	1,525

Total	$20,819	$32,313	$7,525

6. CAPITAL SHARE TRANSACTIONS
Each Fund is authorized to issue an unlimited number of shares of beneficial interest with $0.001 par value.

Transactions in capital stock were as follows:

	Third Avenue Value Fund		Third Avenue Small-Cap Value Fund

	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008

Shares outstanding at beginning of year	152,814,331	178,201,270	83,426,942	81,182,322

Shares sold	27,179,426	37,028,410	15,438,535	16,530,658
Shares reinvested from dividends and distributions	744,661	5,594,473	3,666,433	8,751,531
Shares redeemed	(53,200,511)	(68,009,822)	(31,585,916)	(23,037,569)

Net increase (decrease) in Fund shares	(25,276,424)	(25,386,939)	(12,480,948)	2,244,620

Shares outstanding at end of year	127,537,907	152,814,331	70,945,994	83,426,942

79

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2009

	Third Avenue Real Estate Value Fund		Third Avenue International Value Fund

	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008

Shares outstanding at beginning of year	77,446,102	82,735,662	92,888,275	93,109,562

Shares sold	19,257,070	19,637,178	25,210,624	26,035,503
Shares reinvested from dividends and distributions	2,063,000	10,647,177	1,248,042	17,163,416
Shares redeemed	(29,202,034)	(35,573,915)	(31,571,459)	(43,420,206)

Net decrease in Fund shares	(7,881,964)	(5,289,560)	(5,112,793)	(221,287)

Shares outstanding at end of year	69,564,138	77,446,102	87,775,482	92,888,275

Third Avenue Focused Credit Fund has issued multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses related to the distribution of its shares. Transactions in shares of each class for the period ended October 31, 2009, were as follows:

	Investor Class		Institutional Class

	Shares	Amount	Shares	Amount

Shares sold	9,481,554	$95,886,997	18,750,209	$189,524,309
Shares redeemed	(614,862)	(6,239,512)	(39,934)	(401,257)

Net increase	8,866,692	$89,647,485	18,710,275	$189,123,052

Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund charge a redemption fee of 1%, 1%, 1%, and 2%, respectively, for shares redeemed or exchanged for shares of another Fund within 60 days or less of the purchase date. Effective February 27, 2009, the holding periods of the redemption fee calculation for Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund were reduced from one year or less to 60 days or less. Third Avenue Focused Credit Fund charges a redemption fee of 2% for both of its Investor Class and Institutional Class for shares redeemed or exchanged for shares of another Fund held less than one year.

7. COMMITMENTS AND CONTINGENCIES

Third Avenue Value Fund has committed a $1,755,000 capital investment to RS Holdings of which $1,022,245 has been funded as of October 31, 2009. Under certain circumstances this commitment may be payable to RS Holdings, although the Adviser believes that this commitment is no longer enforceable. Accordingly, Third Avenue Value Fund has segregated securities valued at $732,755 to meet this contingency.

Third Avenue Small-Cap Value Fund has committed $5,000,000 to Swift Transportation Co., Inc. pursuant to a revolving credit loan, of which the entire amount has not been funded as of October 31, 2009. This commitment may

80

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2009

be payable upon demand of Swift Transportation Co., Inc. Accordingly, Third Avenue Small Cap Value Fund has segregated securities valued at $5,000,000 to meet this contingency.

Third Avenue Focused Credit Fund has committed $1,000,000 to Swift Transportation Co., Inc. pursuant to a revolving credit loan, of which the entire amount has not been funded as of October 31, 2009. This commitment may be payable upon demand of Swift Transportation Co., Inc. Accordingly, Third Avenue Focused Credit Fund has segregated securities valued at $1,000,000 to meet this contingency.

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8. RISKS RELATING TO CERTAIN INVESTMENTS

Foreign securities:

Investments in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign taxes on income from and transactions in such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

High yield debt:

The Funds may invest in high yield, lower grade debt (sometimes referred to as “junk bonds”). The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

Loans and other direct debt instruments:

The Funds may invest in loans and other direct debt instruments issued by corporate borrowers. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

Fund concentration:

The Funds hold relatively concentrated portfolios that may contain fewer securities than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of the Fund could decrease

81

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2009

because of the poor performance of one or a few investments. Additionally, the Funds may encounter some difficulty in liquidating these types of securities.

9. FEDERAL INCOME TAXES
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax law and regulations which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification.

Permanent differences, primarily due to foreign currency gain (loss), non-deductible expenses, market discount and premium, and treatment of passive foreign investment companies and real estate investment trust (“REIT”) distributions, resulted in the following reclassifications among the Funds’ components of net assets at October 31, 2009:

	Increase/ (Decrease) to Paid-in Capital	Increase/(Decrease) to Accumulated Undistributed Net Investment Income/(Loss)	Increase/(Decrease) to Accumulated Undistributed Net Realized Gain/(Loss) on Investments and Foreign Currency

Third Avenue Value Fund	$(130,797)	$(42,543,558)	$42,674,355
Third Avenue Small-Cap Value Fund	(783)	554,723	(553,940)
Third Avenue Real Estate Value Fund	(482,145)	(1,015,402)	1,497,547
Third Avenue International Value Fund	—	(429,693)	429,693
Third Avenue Focused Credit Fund	(46,803)	46,803	—

The tax character of distributions paid were as follows:

	During Fiscal Year Ended October 31, 2009		During Fiscal Year Ended October 31, 2008

	Ordinary income	Net long-term capital gains	Ordinary income	Net long-term capital gains

Third Avenue Value Fund	$25,756,932	$258,681	$215,388,727	$156,540,480
Third Avenue Small-Cap Value Fund	9,338,401	42,988,851	36,054,670	177,755,031
Third Avenue Real Estate Value Fund	30,750,203	—	50,579,712	253,942,907
Third Avenue International Value Fund	2,220,051	12,609,922	68,165,379	279,108,404
Third Avenue Focused Credit Fund	—	—	—	—
82

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2009

At October 31, 2009, the tax basis components of distributable earnings were:

	Undistributed Ordinary Income	Accumulated Capital Losses	Unrealized Appreciation/ Depreciation

Third Avenue Value Fund	$124,957,719	$(727,511,164)	$ 228,995,498
Third Avenue Small-Cap Value Fund	6,855,622	(81,786,381)	(116,164,689)
Third Avenue Real Estate Value Fund	17,450,357	(142,029,424)	(5,695,053)
Third Avenue International Value Fund	15,512,039	(148,574,861)	(141,657,029)
Third Avenue Focused Credit Fund	975,789	—	3,119,960

The difference between book basis and tax basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized difference is attributable primarily to mark-to-market treatment of certain passive foreign investment companies, differences in the treatment of amortization of bond discount and premium, REIT and partnership adjustments and other timing differences. Actual distributions to shareholders may differ from the amounts above.

As of October 31, 2009, the following Funds had estimated capital loss carryforwards which may offset future capital gains of each Fund. These losses will expire, if not used, by the date shown below:

Expiration Date	Third Avenue Value Fund	Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund	Third Avenue International Value Fund

10/31/2016	$—	$—	$(29,780,286)	$—
10/31/2017	(727,511,164)	(81,786,381)	(112,249,138)	(148,574,861)

	$(727,511,164)	$(81,786,381)	$(142,029,424)	$(148,574,861)

10. SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Portfolio through December 28, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

83

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Third Avenue Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, Third Avenue International Value Fund and Third Avenue Focused Credit Fund (collectively constituting Third Avenue Trust, hereafter referred to as the “Trust”) at October 31, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 28, 2009

84

Annual Renewal of Investment Advisory Agreements
(Unaudited)

At a meeting of the Board of Trustees of the Trust (the “Board”) held on June 3, 2009, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as the term is defined in the Investment Company Act) (the “Independent Trustees”)), approved the renewal of each Fund’s Investment Advisory Agreement (collectively, the “Agreements”).

In advance of the meeting, the Independent Trustees, through their independent legal counsel, requested extensive materials, and the Adviser provided them, to assist the Board in considering the renewal of the Agreements. The Independent Trustees also constituted an ad hoc committee to work with representatives of the Adviser to evaluate the adequacy and extent of the information to be provided for their consideration. This committee communicated frequently with the Adviser’s representatives and independent legal counsel. At its June 3, 2009 meeting, the Board engaged in a detailed discussion of the materials with the Adviser. The Independent Trustees then met separately with their independent legal counsel for a discussion of the Adviser’s presentation and materials. In considering the Agreements, the Trustees did not identify any single overriding factor and instead considered all factors collectively. As a part of their decision-making process, the Trustees considered information derived from their multi-year service on the Trust’s Board and their familiarity with the Adviser and its investment process. Among other things, they noted that the Adviser has managed each Fund since its inception, and expressed their belief that a long-term relationship with a capable, conscientious adviser is in the best interest of the Funds. Following this session, the full Board reconvened and approved the continuation of each Agreement as being in the best interests of the relevant Fund and its shareholders. The following is a summary of the discussions and conclusions regarding the material factors that formed the basis for the Board’s approval.

Factors Considered

A. Financial Condition of the Adviser; Advisory Fees; Profitability

The Trustees received a presentation from representatives of the Adviser, including a report prepared by Lipper Inc., and reviewed:

1.	the financial condition of the Adviser to determine that the Adviser is solvent and sufficiently well capitalized to perform its ongoing responsibilities to the Funds;

2.

the information sources and methodology used in the selection of funds to be included in the comparison universe and the competitive fund group used in comparative analyses of each Fund’s advisory fees and expense ratio and in analyzing the Fund’s performance;

3.

each Fund’s advisory fee and total expenses versus those of the comparison universe and competitive fund group, focusing on the total expense ratio of each Fund and the funds in its respective comparison universe and competitive fund group;

4.	performance/expense analyses of each Fund and funds in its competitive fund group;

5.	a comparison of fees paid to the Adviser versus fees paid by similar funds advised and sub-advised by the Adviser, as well as any similar separate advisory accounts;
85

Annual Renewal of Investment Advisory Agreements (continued)
(Unaudited)

6.

information presented in respect of economies of scale, noting the competitive expense ratios, the extensive resources that the Adviser dedicates to its investment advisory process to the benefit of the Funds, the trend of expense ratios of each Fund since inception and the decline in each Fund’s assets over the past year;

7.

the profitability to the Adviser resulting from each Agreement (including the fall-out benefits noted below), reviewing the dollar amount of expenses allocated and revenue received by the Adviser and the method used to determine such expenses and corresponding profit; and

8.

fallout benefits, including (i) fees for providing administrative services and (ii) brokerage commissions paid to the Adviser’s affiliated broker-dealer from transactions executed for the Funds, including the quarterly brokerage analysis performed by third party service providers and provided to the Trustees analyzing, among other things, the affiliated broker-dealer’s per share commission and execution costs.

B. Description of Personnel And Service Provided by the Adviser

The Trustees reviewed with representatives of the Adviser, and considered:

1.

the nature, extent and quality of services rendered to the Funds, including the Adviser’s investment, senior management and operational personnel, and the oversight of day-to-day operations of the Funds provided by the Adviser;

2.	the Adviser’s research and portfolio management capabilities, particularly the intensive research undertaken in connection with the Adviser’s deep value philosophy; and

3.	the value added through the Adviser’s active management style that includes participation in corporate restructurings and other activist investments.

C. Investment Performance of the Funds and Adviser

1.

The Trustees reviewed total return information for each Fund versus the comparison universe and competitive funds group for various periods and since inception. The Trustees also reviewed information pertaining to each Fund’s risk adjusted performance.

Conclusions
The Trustees concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate. The Trustees considered, evaluated and were satisfied with each Fund’s overall performance in light of market conditions and circumstances particular to that Fund. They also considered the advisory fee and expense ratio of each Fund and evaluated the comparisons to those of funds in the comparable universe and competitive group and the performance/expense analysis, as discussed in the Adviser’s presentation.

The Trustees discussed the Adviser’s profitability, and it was noted that the profitability percentage for each Fund was within ranges of profitability in relevant court cases upholding board approval of particular advisory agreements. The Trustees concluded that each Fund’s fee paid to the Adviser was reasonable in light of comparative performance and advisory fee and expense information, costs of the services provided and profits and other benefits derived by the

86

Annual Renewal of Investment Advisory Agreements (continued)
(Unaudited)

Adviser and its affiliates from their relationship with the Fund, including administration fees paid to the Adviser and brokerage fees paid to the Adviser’s affiliates. The Trustees also considered the advisory fees charged for similar funds advised and sub-advised by the Adviser, as well as any separate advisory accounts, and reviewed the nature of the services provided and differences, from the Adviser’s perspective, in managing the Funds as compared to advisory services provided to other advised and sub-advised funds and any separate accounts. The Trustees recognized that any differences in fees paid were consistent with the differences in services provided by the Adviser.

The Trustees considered whether economies of scale are shared with the Funds and considered each Fund’s fee structure, the extensive resources that the Adviser dedicates to its investment advisory process to the benefit of the Fund, and the size of the Fund. The Trustees concluded that operational economies of scale had benefited the Funds and that there were no other material economies of scale in which the Funds should share, especially over the past year when asset levels in the Funds declined.

87

Management of the Trust

Information pertaining to the Trustees and officers of the Trust is set forth below. The fund complex includes five portfolios in the Third Avenue Trust and one portfolio in the Third Avenue Variable Series Trust. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available upon request, without charge, by calling (800) 443-1021.

Interested Trustees

Name, Date of Birth & Address	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships held by Trustee

Martin J. Whitman** DOB: September 1924 622 Third Avenue New York, NY 10017	Trustee since 11/90	Chairman and Trustee

Chairman (3/90 to Present) Chief Executive Officer (CEO) (3/90 to 9/03), President (1/91 to 5/98) of Third Avenue Trust; Chairman (7/99 to Present) CEO (7/99 to 9/03) of Third Avenue Variable Series Trust; Co-Chief Investment Officer (2/03 to Present), Chief Investment Officer (CIO) (1/91 to 2/03), Chairman and CEO (4/86 to 8/02), President (1/91 to 2/98), of EQSF Advisers, Inc. and its successor, Third Avenue Management LLC; CEO, President and Director (10/74 to Present) of Martin J. Whitman & Co., Inc. (formerly M.J. Whitman & Co. Inc.) (private investment company); Distinguished Management Fellow (1972 to 2007) and Member of the Advisory Board (10/94 to 6/95) of the Yale School of Management at Yale University; Adjunct Professor (1/01 to 12/01) of the Columbia University Graduate School of Business; Chartered Financial Analyst.

Director (3/91 to Present) of Nabors Industries, Inc., (international oil drilling services).

88

Interested Trustees

Name, Date of Birth & Address	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships held by Trustee

David M. Barse** DOB: June 1962 622 Third Avenue New York, NY 10017	Trustee since 9/01	President, CEO and Trustee

President (5/98 to Present), Trustee (9/01 to Present), CEO (9/03 to Present) and Executive Vice President (4/95 to 5/98) of Third Avenue Trust; President (7/99 to Present), Trustee (9/01 to Present) and CEO (9/03 to Present) of Third Avenue Variable Series Trust; CEO (4/03 to Present), President (2/98 to Present), Director (4/95 to 12/02) and Executive Vice President (4/95 to 2/98) of EQSF Advisers, Inc. and its successor, Third Avenue Management LLC; CEO (7/99 to Present), President (6/95 to Present), Director (1/95 to Present) of M.J. Whitman, Inc. and its successor, M.J. Whitman LLC (registered broker-dealer); President of other funds advised by Third Avenue Management LLC (6/99 to Present).

Director (7/96 to Present) of Covanta Holding Corp. (utilities/waste management); Director (3/01 to Present) of Manifold Capital Holdings, Inc. (credit enhancement) and Trustee of Brooklyn Law School.

Independent Trustees

Correspondence intended for any Independent Trustee may be sent to: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017.

Jack W. Aber DOB: September 1937	Trustee since 8/02	Trustee	Professor of Finance (1972 to Present) of Boston University School of Management; Trustee of Third Avenue Variable Series Trust (8/02 to Present).	Trustee, The Managers Funds (1999 to Present) (32 portfolios) and Trustee of Appleton Growth Fund.

89

Independent Trustees

Name & Date of Birth	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships held by Trustee

William E. Chapman, II DOB: September 1941	Trustee since 8/02	Trustee

Trustee; President and Owner (1998 to Present) of Longboat Retirement Planning Solutions (consulting firm); part-time employee delivering retirement and investment education seminars (1/00 to Present) for Hewitt Associates, LLC (consulting firm); Trustee (5/02 to Present) of Bowdoin College; Trustee of Third Avenue Variable Series Trust (8/02 to Present).

Trustee, The Managers Funds (1999 to Present) (32 portfolios) and Director of Harding, Loevner Funds, Inc. (2008 to Present) (6 portfolios).

Lucinda Franks DOB: July 1946	Trustee since 2/98	Trustee	Journalist and Author (1969 to Present); Trustee of Third Avenue Variable Series Trust (7/99 to Present).	N/A

Edward J. Kaier DOB: September 1945	Trustee since 8/02	Trustee

Partner (7/07 to Present) at Teeters Harvey Gilboy & Kaier LLP (law firm); Partner (1977 to 7/07) at Hepburn Willcox Hamilton & Putnam (law firm); Trustee of Third Avenue Variable Series Trust (8/02 to Present).

Trustee, The Managers Funds (1999 to Present) (32 portfolios).

90

Independent Trustees

Name & Date of Birth	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships held by Trustee

Marvin Moser, M.D. DOB: January 1924	Trustee since 11/94	Trustee	Clinical Professor of Medicine (1984 to Present) at Yale University School of Medicine; Trustee of Third Avenue Variable Series Trust (7/99 to Present).	Director (2002 to Present) of Comprehensive Neuroscience (research and pharmaceutical site management company).

Eric Rakowski DOB: June 1958	Trustee since 8/02	Trustee	Professor (1990 to Present) at University of California at Berkeley School of Law; Trustee of Third Avenue Variable Series Trust (8/02 to Present).	Trustee, The Managers Funds (1999 to Present) (32 portfolios) and Director of Harding, Loevner Funds, Inc. (2008 to Present) (6 portfolios).

Martin Shubik DOB: March 1926	Trustee since 11/90	Trustee

Seymour H. Knox Professor (1975 to Present) of Mathematical Institutional Economics, Yale University; Director, Perini Corp. (2004-2006); Trustee of Third Avenue Variable Series Trust (7/99 to Present).

N/A

Charles C. Walden DOB: July 1944	Trustee since 5/96	Trustee

President and Owner (2006 to Present) of Sound Capital Associates, LLC (consulting firm); Executive Vice-President of Investments and Chief Investment Officer (1973 to 1/07) of Knights of Columbus (fraternal benefit society selling life insurance and annuities); Trustee of Third Avenue Variable Series Trust (7/99 to Present); Chartered Financial Analyst.

N/A

*	Each trustee serves until his successor is duly elected and qualified.
**	Messrs. Whitman and Barse are “interested trustees” of the Trust, due to their employment with and indirect ownership interests in the Adviser and the Distributor, M.J. Whitman LLC.

91

Principal Trust Officers Who Are Not Trustees

Name, Date of Birth & Address	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships held by Officer

Vincent J. Dugan DOB: September 1965 622 Third Avenue New York, NY 10017	Treasurer and CFO

Treasurer and Chief Financial Officer (CFO) (9/04 to Present) of Third Avenue Trust; Treasurer and CFO (9/04 to Present) of Third Avenue Variable Series Trust; Chief Operating Officer (COO) and CFO (8/04 to Present) of Third Avenue Management LLC and subsidiaries; COO and CFO (8/04 to Present) of Third Avenue Holdings Delaware LLC; COO and CFO (8/04 to Present) of M.J. Whitman LLC and subsidiaries; COO and CFO (8/04 to Present) of certain other funds advised by Third Avenue Management LLC (8/04 to Present); Partner Ernst & Young LLP (6/02 to 8/04).

N/A

Michael A. Buono DOB: May 1967 622 Third Avenue New York, NY 10017	Controller

Controller (5/06 to Present) of Third Avenue Trust; Controller (5/06 to Present) of Third Avenue Variable Series Trust; Vice President and Assistant Controller (12/05 to 5/06) of Legg Mason Partners Funds; Vice President and Assistant Controller (12/98 to 12/05) of Citigroup Asset Management.

N/A

W. James Hall III DOB: July 1964 622 Third Avenue New York, NY 10017	General Counsel and Secretary

General Counsel and Secretary (6/00 to Present) of Third Avenue Trust; General Counsel and Secretary (9/00 to Present) of Third Avenue Variable Series Trust; General Counsel and Secretary (9/00 to Present) of EQSF Advisers, Inc., and its successor, Third Avenue Management LLC; General Counsel and Secretary (5/00 to Present) of M.J. Whitman, Inc. and its successor, M.J. Whitman LLC; General Counsel and Secretary of certain other funds advised by Third Avenue Management LLC (7/02 to Present).

N/A

Joseph J. Reardon DOB: April 1960 622 Third Avenue New York, NY 10017	Chief Compliance Officer

Chief Compliance Officer (CCO) (4/05 to Present) of Third Avenue Trust, Third Avenue Variable Series Trust and Third Avenue Management LLC; CCO (10/04 to 3/05) of WPG Tudor Fund, WPG Large Cap Growth Fund, WPG Funds Trust; (3/00 to 3/05) Vice President and Secretary of WPG Tudor Fund, WPG Large Cap Growth Fund and WPG Funds Trust.

N/A

92

Third Avenue Trust
Schedule of Shareholder Expenses
(Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees; other shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period, May 1, 2009, and held for the six month period ended October 31, 2009*.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During the Period May 1, 2009 to October 31, 2009		Annualized Expense Ratio

Third Avenue Value Fund Actual	$1,000.00	$1,279.00	$6.78	**	1.18%
Hypothetical	$1,000.00	$1,019.26	$6.01	**	1.18%
Third Avenue Small-Cap Value Fund Actual	$1,000.00	$1,216.90	$6.37	**	1.14%
Hypothetical	$1,000.00	$1,019.46	$5.80	**	1.14%
Third Avenue Real Estate Value Fund Actual	$1,000.00	$1,331.10	$6.87	**	1.17%
Hypothetical	$1,000.00	$1,019.31	$5.96	**	1.17%
Third Avenue International Value Fund Actual	$1,000.00	$1,279.90	$8.28	**	1.44%
Hypothetical	$1,000.00	$1,017.95	$7.32	**	1.44%
Third Avenue Focused Credit Fund* Investor Class
Actual	$1,000.00	$1,025.00	$2.37	***	1.40%
Hypothetical	$1,000.00	$1,006.02	$2.35	***	1.40%
Institutional Class
Actual	$1,000.00	$1,026.00	$1.61	***	0.95%
Hypothetical	$1,000.00	$1,006.77	$1.59	***	0.95%

*	Third Avenue Focused Credit Fund commenced investment operations on August 31, 2009.
**

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365.

***

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (61) divided by 365.

93

Third Avenue Trust
Federal Tax Status of Dividends
(Unaudited)

The following information represents the tax status of dividends and distributions paid by the Funds during the fiscal year ended October 31, 2009. This information is presented to meet regulatory requirements and no current action on your part is required. The information and distributions reported below will differ from the information and distributions taxable to shareholders for the calendar year ending December 31, 2009. Information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be issued by the Funds in the early part of 2010.

The designations below are applicable to the ordinary income distributions paid by each Fund:

	Qualified Dividend Income for Individuals	Dividends Received Deduction % for Corporations

Third Avenue Value Fund	$9,381,460	9.55%
Third Avenue Small-Cap Value Fund	7,023,281	69.59%
Third Avenue Real Estate Value Fund	23,714,823	9.49%
Third Avenue International Value Fund	2,235,359	2.35%

Each of the applicable Funds designated and paid the following amounts as long-term capital gain distributions:

Amount

Third Avenue Value Fund	$258,681
Third Avenue Small-Cap Value Fund	$42,988,851
Third Avenue International Value Fund	$12,609,922

The following Funds intend to elect to pass through to shareholders the income taxes paid to foreign countries which may be eligible for the foreign tax credit. Gross foreign source income and foreign tax expenses for the year ended October 31, 2009 are as follows:

	Gross Foreign Source Income	Foreign Tax Pass Through

Third Avenue Value Fund	$72,735,855	$2,927,797
Third Avenue Real Estate Value Fund	17,301,313	988,756
Third Avenue International Value Fund	26,281,837	1,472,803

94

THIRD AVENUE FUNDS

Privacy Policy

Third Avenue Funds (the “Funds”) respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds’ affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Proxy Voting Policies and Procedures

The Funds have delegated the voting of proxies relating to their voting securities to the Funds’ investment adviser pursuant to the adviser’s proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31, each year (i) without charge, upon request, by calling (800) 443-1021, (ii) at the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov., and (iii) on the Funds’ website www.thirdave.com.

Schedule of Portfolio Holdings—Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board of Trustees
Jack W. Aber
David M. Barse
William E. Chapman II
Lucinda Franks
Edward J. Kaier
Marvin Moser
Eric Rakowski
Martin Shubik
Charles C. Walden
Martin J. Whitman
Officers
Martin J. Whitman
Chairman of the Board
David M. Barse
President, Chief Executive Officer
Vincent J. Dugan
Chief Financial Officer, Treasurer
Michael A. Buono
Controller
W. James Hall
General Counsel, Secretary
Joseph J. Reardon
Chief Compliance Officer
Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9802
Providence, RI 02940-8002
(610) 239-4600
(800) 443-1021 (toll-free)
Investment Adviser
Third Avenue Management LLC
622 Third Avenue
New York, NY 10017
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017
Custodian
JPMorgan Chase Bank, N.A.
14201 Dallas Parkway, 2nd Floor
Dallas, TX 75254

Third Avenue Funds
622 Third Avenue
New York, NY 10017
Phone (212) 888-5222
Toll Free (800) 443-1021
Fax (212) 888-6757
www.thirdave.com

Item 2. Code of Ethics.

At October 31, 2009, the Trust had a code of ethics (the “Code of Ethics”) that applies to its principal executive officer and principal financial officer. This Code of Ethics is attached as Exhibit (a) (1) hereto.

Item 3. Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that Messrs. Jack Aber, Martin Shubik and Charles Walden, members of the Audit Committee of the Board, are “audit committee financial experts” (“ACFE”) as defined by the Securities and Exchange Commission (“SEC”) and has designated Mr. Aber as the Committee’s ACFE. Each of Messrs. Aber, Shubik and Walden are “independent” as defined by the SEC for purposes of ACFE determinations. Under applicable securities laws, a person who is determined to be an ACFE will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an ACFE. The designation or identification of a person as an ACFE does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)          Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $284,800, including out of pocket expenses of approximately $25,000, for the fiscal year ended October 31, 2009 and $251,840, including out of pocket expenses of approximately $22,000, for the fiscal year ended October 31, 2008.

(b)          Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services by the Trust’s principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a). There were no audit-related services provided to the Trust’s investment adviser or any entity controlling, controlled by, or under common control with the Trust’s investment adviser that provides ongoing services to the Trust (“Service

Affiliates”) during each of the last two years that were required to be pre-approved by the Trust’s Audit Committee.

(c)     Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for tax compliance, tax advice and tax planning were $183,800 for the fiscal year ended October 31, 2009 and $160,860 for the fiscal year ended October 31, 2008. These services related to the preparation of tax returns and the review of tax-related issues. There were no tax services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

(d)     All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the Trust’s principal accountant, other than the services reported above in Items 4(a) through (c). There were no other services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

(e)     Audit Committee Pre-Approval Policies and Procedures.

          (i) The Audit Committee pre-approves the Trust’s accountant’s engagement for audit and non-audit services to the Trust and certain non-audit services to the Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the accountant’s independence.

          (ii) There were no services provided to the Trust or Service Affiliates during the last two fiscal years for which the pre-approval requirement was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not Applicable.

(g)     The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust and Service Affiliates for each of the last two fiscal years were $266,800 for the fiscal year ended October 31, 2009 and $240,860 for the fiscal year ended October 31, 2008.

(h)     The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of the Trust’s accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act.

(a) (3)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Third Avenue Trust

By:	/s/ David M. Barse
Name:	David M. Barse
Title:	Principal Executive Officer
Date:	December 28, 2009

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David M. Barse
Name:	David M. Barse
Title:	Principal Executive Officer
Date:	December 28, 2009

By:	/s/ Vincent J. Dugan
Name:	Vincent J. Dugan
Title:	Principal Financial Officer
Date:	December 28, 2009